As filed with the Securities and Exchange Commission on February 11, 2011
Securities Act Registration No. 333- 170939
Investment Company Act Registration No. 811- 22501

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933
☒  Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.
and/or
☒ Registration Statement Under the Investment Company Act of 1940
☒ Amendment No. 1

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST
(Exact Name of Registrant as Specified in Declaration of Trust)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)

(800) 882-0052
(Registrant's Telephone Number, Including Area Code)

John Perlowski , President
BlackRock Resources & Commodities Strategy Trust
55 East  52nd  Street
New York, New York 10055
(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq.
Thomas A. DeCapo, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
212-735-3000

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $0.001 par value	N/A	N/A	$1,000,000(1)	$71.30 (2)

(1) Estimated solely for purposes of calculating the registration fee.
(2) Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
PRELIMINARY PROSPECTUS DATED FEBRUARY 11, 2011

PROSPECTUS

            Shares
BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST
Common Shares
$ 20.00  per share

Investment Objectives.  BlackRock Resources & Commodities Strategy Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company.  The Trust's primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation.  The Trust will seek to achieve its objectives by investing substantially all of its assets in equity securities issued by commodity or natural resources  companies, derivatives with exposure to commodity or natural resources  companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources .  There can be no assurance the Trust will achieve its investment objectives.

Investment Advisor and Sub-Advisor.  The Trust's investment adviser is BlackRock Advisors, LLC ("BlackRock Advisors" or the "Advisor") and the Trust's sub-advisor is BlackRock Capital Management, Inc. (the "Sub-Advisor").  We sometimes refer to the Advisor and the Sub-Advisor collectively as the "Advisors."

No Prior History.  The Trust's common shares have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount from their net asset value.  This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

The Trust's common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol " BCX ."
(continued on next page)
Investing in the Trust's common shares involves certain risks that are described in the "Risks" section beginning on page 22 of this Prospectus.  Certain of these risks are summarized in "Prospectus Summary—Special Risk Considerations" beginning on page 6 .

	Per Share	Total (3)
Public Offering Price	$20.00	$
Sales Load (1)	$0.90	$
Estimated Offering Expenses (2)	$0.04	$
Proceeds , after expenses, to Trust (4)	$19.06	$

(1)       BlackRock Advisors (and not the Trust) has agreed to pay from its own assets a structuring fee to           .           BlackRock Advisors (and not the Trust) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering.  BlackRock Advisors (and not the Trust) may pay commissions to employees of its affiliates that participate in the marketing of the Trust's common shares.  See "Underwriting."

(2)        The Trust has agreed to pay the underwriters $   or $   if the underwriters exercise the over-allotment option in full ($           per common share) as a partial reimbursement of expenses incurred in connection with the offering.  BlackRock Advisors has agreed to pay such organizational and offering expenses of the Trust (other than the sales load, but inclusive of such $           per common share reimbursement ) to the extent that organizational and offering expenses (other than the sales load, but inclusive of such $           per common share reimbursement ) exceed $         per common share.  The Trust will pay organizational and offering expenses of the Trust (other than the sales load) up to $    per common share, which may include a reimbursement of BlackRock Advisors' expenses incurred in connection with this offering.  Any offering cost paid by the Trust will be deducted from the proceeds of the offering received by the Trust.  The aggregate organizational and offering expenses (other than the sales load) are estimated to be $     or $    per common share.  The aggregate offering expenses (other than the sales load) to be incurred by the Trust are estimated to be $     or $     per common share.  The aggregate organizational and offering expenses (other than the sales load) to be incurred by BlackRock Advisors on behalf of the Trust are estimated to be $     or $     per common share.

(3)         The Trust has granted the underwriters an option to purchase up to              additional common shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover overallotments, if any.  If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust will be $        , $         , $         and $        , respectively.  See "Underwriting."

(4)        The Trust will pay its organizational costs in full out of its seed capital prior to completion of this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about, 2011.

The date of this Prospectus is                                                       , 2011 .

(continued from previous page)

Investment Policies.  The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources  companies, derivatives with exposure to commodity or natural resources  companies or investments in securities and  derivatives linked  to the underlying price movement of commodities or natural resources , including commodity- linked derivatives such as commodity-linked notes, commodity futures, forward contracts  and swaps and other similar derivative instruments and investment vehicles that invest in commodities , natural resources or commodity- linked derivatives.  Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel , agricultural products and commodities,  livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper ), plastic, rubber, sugar, cotton, cocoa, coffee , basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources.  Commodity and natural resources  companies , include, but are not limited to, companies in commodities, natural resources and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the "Commodities and Natural Resources Sector").  These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources and companies that use commodities and natural resources extensively in their products, including companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers.  The Trust will consider a company to be a commodity or natural resources company if: (i) at least 50% of the company's assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector ; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra) , has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector.

Equity securities held by the Trust may include common stocks, preferred stocks, convertible securities, warrants, depository receipts, equity interests in Canadian royalty trusts , and equity interests in master limited partnerships (''MLPs'').  The Trust will not invest more than 25% of the value of its total assets in MLPs.  The Trust's economic exposure to securities and derivatives linked to the underlying price movements of commodities  or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives ("Commodity-Related Instruments") will not exceed 20% of its total assets.  Commodity-Related Instruments may include, but will not be limited to, investments in structured notes, partnership interests, exchange-traded funds that make commodity-related or natural resources-related investments, mutual funds and strategic transactions, including futures contracts on commodities and natural resources , forward contracts on commodities and natural resources and swap contracts on commodities and natural resources.  The Trust may invest in such Commodity-Related Instruments either directly or indirectly through BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of the Trust formed in the Cayman Islands, which invests primarily in Commodity-Related Instruments and shares the same portfolio management team as the Trust (the "Subsidiary").  Investments in the Subsidiary are intended to provide the Trust with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Trust .  The Trust intends to gain exposure to certain Commodity-Related Instruments and certain other commodity-related and natural resources-related investments that , if the Trust invested in such instruments directly, would  not produce Qualifying Income (as defined herein ) by investing in the Subsidiary.   The assets of the Subsidiary and the assets of the Trust, taken as a whole, will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Trust .  See " The Trust's Investments—Portfolio Composition and Other Information—The Cayman Subsidiary" and "Risks—Subsidiary Risk" for additional information .

The Trust may invest in companies of any market capitalization located anywhere in the world.  The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.  The Trust may invest up to 20% of its total assets in debt securities issued by companies in the Commodities and Natural Resources Sector or any type of securities issued by companies that are not in the Commodities and Natural Resources Sector .

As part of its investment strategy, the Trust currently intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities.  This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders.  The Trust may utilize strategic transactions to hedge the portfolio or enhance total return.  The Trust may also engage in short sales.

The Trust may lend securities with a value up to 33-1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

You should read this Prospectus, which sets forth information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference.  A Statement of Additional Information, dated      , 2011 , containing additional information about the Trust (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus.  You can review the table of contents for the Statement of Additional Information on page 5 1 of this Prospectus.  You may request a free copy of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The Securities and Exchange Commission charges a fee for copies.  You can get the same information free from the Securities and Exchange Commission's website (http://www.sec.gov).  You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.  The Trust does not post a copy of the Statement of Additional Information on its website because the Trust's common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated.  In addition, you may request copies of the Trust's semi-annual and annual reports or other information about the Trust or make shareholder inquiries by calling (800) 882-0052.  The Trust's annual and semi-annual reports, when produced, will be available at the Trust's website (http://www.blackrock.com) free of charge.

You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus Summary	1
Summary of Trust Expenses	9
The Trust	11
Use of Proceeds	11
The Trust's Investments	11
Risks	22
How the Trust Manages Risk	36
Management of the Trust	37
Net Asset Value	40
Distributions	41
Dividend Reinvestment Plan	41
Description of Shares	43
Certain Provisions in the Agreement and Declaration of Trust	44
Closed-End Fund Structure	45
Repurchase of Common Shares	45
Tax Matters	46
Underwriting	47
Custodian and Transfer Agent	50
Legal Opinions	50
Privacy Principles of the Trust	50
Table of Contents for the Statement of Additional Information	51

You should rely only on the information contained or incorporated by reference in this Prospectus.  The Trust has not, and the underwriters have not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus.  Our business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in our common shares.  You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

The Trust
BlackRock Resources & Commodities Strategy Trust is a newly organized, non-diversified, closed-end management investment company with no operating history.  Throughout the Prospectus, we refer to BlackRock Resources & Commodities Strategy Trust simply as the "Trust" or as "we," "us" or "our."  See "The Trust."

The Trust is offering                                            common shares of beneficial interest at $   per share through a group of underwriters (the "Underwriters") led by                                               .  The common shares of beneficial interest are called "common shares" in the rest of this Prospectus.  You must purchase at least 100 common shares ($    ) in order to participate in this offering.  The Trust has given the Underwriters an option to purchase up to             additional common shares to cover overallotments.  BlackRock Advisors, LLC ("BlackRock Advisors" or the "Advisor"), the Trust's investment advisor, has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $   per common share.  See "Underwriting."

Investment Objectives
The Trust's primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation.  The Trust's investment objectives are not fundamental and may be changed by its board of trustees (the "Board").  There can be no assurance the Trust will achieve its investment  objectives.

Investment Policies
Investment Philosophy.  The Advisors believe inefficient pricing in the commodities , natural resources, energy and associated industries (the "Commodities and Natural Resources Sector") may provide the opportunity for enhanced investment returns.  The Advisors seek to take advantage of perceived value dislocations through the combination of top-down macro analysis and bottom-up investment selection.  The knowledge and experience of the Advisors' portfolio management teams focused on the Commodities and Natural Resources Sector are used to evaluate the macro environment and assess its impact on the various industries and commodities within the commodities  and natural resources industries and businesses.   Within this framework, the Advisors seek to identify attractively valued investments with strong appreciation prospects through rigorous bottom-up fundamental research.

The top-down component of the investment process is designed to assess the various interrelated macro variables affecting the Commodities and Natural Resources Sector as a whole.  These variables generally include the supply, demand, inventory, raw material and transportation factors for crude oil, natural gas, coal, electricity, gold, precious metals, base metals, industrial metals, agricultural products and other natural resources on a worldwide basis.  By comparing the market's perception of these factors relative to the Advisors' outlook, the Advisors seek to identify value dislocations.  The greater the Advisors' conviction and the greater the perceived value dislocation, the greater the  Advisors' expectations for  potential investment returns.

Risk/reward analysis is a key component of the Advisors' macro view.  The Advisors evaluate commodities , natural resources and energy sub-sectors or industries (i.e., oil, gas, coal, pipes, energy, gold, metals and minerals, agriculture, etc.) to seek to determine optimal portfolio positioning.  Industry selection is a direct result of the Advisors' sub-sector analysis.  Once the evaluation of the various industries that make up the Commodities and Natural Resources Sector is complete, the Advisors identify those sub-sectors or industries that they believe are most attractive based on their long-term macro view.

Bottom-up security selection is focused on identifying the most compelling investment opportunities within each industry. The Advisors seek to identify reasonably priced companies with attractive long-term prospects, quality management and strong cash-flow growth.

Investment Strategy.  The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources  companies or investments in securities and  derivatives linked  to the underlying price movement of commodities or natural resources , including commodity- linked derivatives such as commodity-linked notes, commodity futures, forward contracts  and swaps and other similar derivative instruments and investment vehicles that invest in commodities , natural resources or commodity- linked derivatives.  Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel , agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper ), plastic, rubber, sugar, cotton, cocoa, coffee , basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources.  Commodity and natural resources companies , include , but are not limited to,  companies in commodities , natural resources  and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the "Commodities and Natural Resources Sector") .   These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources and companies that use commodities and natural resources extensively in their products, including companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers.  The Trust will consider a company to be  a commodity or natural resources company if: (i) at least 50% of the company's assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector ; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra) , has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector .

Equity securities held by the Trust may include common stocks, preferred stocks, convertible securities, warrants, depository receipts, equity interests in Canadian royalty trusts , and equity interests in master limited partnerships (''MLPs'').  The Trust will not invest more than 25% of the value of its total assets in MLPs.  The Trust's economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives ("Commodity-Related Instruments") will not exceed 20% of its total assets.

Commodity-Related Instruments may include, but will not be limited to, investments in structured notes, partnership interests, exchange-traded funds that make commodity-related or natural resources-related investments, mutual funds and strategic transactions, including futures contracts on commodities and natural resources , forward contracts on commodities and natural resources and swap contracts on commodities and natural resources .   The Trust may invest in such Commodity-Related Instruments either directly or indirectly through BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of the Trust formed in the Cayman Islands, which invests primarily in Commodity-Related Instruments and shares the same portfolio management team as the Trust (the "Subsidiary").  Investments in the Subsidiary are intended to provide the Trust with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Trust .  The Trust intends to gain exposure to certain Commodity-Related Instruments and certain other commodity-related and natural resources-related investments that , if the Trust invested in such instruments directly, would  not produce Qualifying Income (as defined herein ) by investing in the Subsidiary.   The assets of the Subsidiary and the assets of the Trust, taken as a whole, will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Trust.  The Trust intends to apply for a private letter ruling from the Internal Revenue Service (the "IRS") confirming that income from the Trust's investment in the Subsidiary will constitute Qualifying Income for purposes of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code").  The Subsidiary will not invest in any Commodity-Related Instruments unless and until the Trust receives such a private letter ruling from the IRS.  There can be no assurance, however, that the IRS will issue such a ruling.See "The Trust's Investments—Portfolio Composition and Other Information—The Cayman Subsidiary" and "Risks—Subsidiary Risk" for additional information .

Although the Trust is permitted to invest up to 20% of its managed assets in Commodity-Related Instruments, the Trust is not required to invest in Commodity-Related Instruments.  The Trust may invest in Commodity-Related Instruments (either directly or through the Subsidiary) when the Advisors believe it is advantageous for Trust to do so.  The Trust may choose to limit its investment in Commodity-Related Instruments (either directly or through the Subsidiary) so that it will not be required under CFTC regulations or the Commodity Exchange Act to be regulated as a commodity pool or a commodity pool operator.  Regulations recently proposed by the CFTC may limit the Trust’s ability to invest in certain Commodity-Related Instruments regulated by the CFTC, such as futures and options on commodities such that no more than 5% of the Trust's total assets are used to establish positions in futures and options on commodities for purposes other than hedging, unless the Trust, the Advisor the Sub-Advisor registers as a commodity pool operator.  In addition, future regulations promulgated by the CFTC pursuant to the Dodd-Frank Act may subject swaps and other Commodity-Related Instruments that are currently unregulated to regulation by the CFTC, and such regulation may similarly limit the Trust’s ability to invest in such Commodity-Related Instruments.

The Trust may invest in companies of any market capitalization located anywhere in the world.  The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.  The Trust may invest up to 20% of its total assets in debt securities issued by companies in the Commodities and Natural Resources Sector or any type of securities issued by companies that are not in the Commodities and Natural Resources Sector .

Option Writing Strategy.   As part of its investment strategy, the Trust currently intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities.  This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders.

As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the Trust will lose money to the extent that it writes call options that are not covered by securities in its portfolio and the securities or index on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option .  A substantial portion of the options written by the Trust may be over-the-counter options ("OTC options").

A call option written by the Trust on a security is "covered" if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) in such amount are segregated by the Trust's custodian) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

A put option written by the Trust on a security is "covered" if the Trust segregates or earmarks assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) equal to the exercise price.  A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated or earmarked assets determined to be liquid by the Advisors as described above.

An index or sector orientated option is considered "covered" if the Trust maintains with its custodian assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities.  An index or sector put option also is covered if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above . An index or sector call option also is covered if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as "index" options.

The Trust generally intends to write covered put and call options, the notional amount of which will be approximately 30% to 40%  of the Trust's total assets, although this percentage may vary from time to time with market conditions. Under current market conditions, the Trust anticipates initially writing covered put and call options, the notional amount of which will be approximately 33% of the Trust's total assets.  As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.  The number of covered put and call options on securities the Trust can write is limited by the total assets the Trust holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock.  In connection with its option writing strategy, the Trust will not write "naked" or uncovered put and call options, other than those that are "covered" by the segregation of liquid assets as described above .  Furthermore, the Trust's exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Other Strategies.  In addition to the option strategies discussed above, the Trust may engage in strategic transactions for hedging purposes or to enhance total return.  See "The Trust's Investments—Portfolio Composition and Other Information—Strategic Transactions."  The Trust may also engage in short sales of securities.

The Trust may lend securities with a value up to 33-1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may implement various temporary “defensive” strategies during periods when the Advisor or Sub-Advisor determines that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security.  These strategies may include investing all or any portion of its assets in cash, cash equivalents or short-term debt instruments.

Under current market conditions, the Trust does not intend to utilize leverage or issue preferred shares.

The percentage limitations applicable to the Trust's portfolio described in this Prospectus apply only at the time of investment, and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.

Investment Advisor and Sub-Advisor
BlackRock Advisors will be the Trust's and the Subsidiary's investment advisor and BlackRock Advisors' affiliate, BlackRock Capital Management, Inc., will be the Trust's and Subsidiary's sub-advisor.  Throughout the Prospectus, we sometimes refer to BlackRock Advisors and the Sub-Advisor collectively as the Advisors.  BlackRock Advisors will receive an annual fee, payable monthly in arrears, in an amount equal to 1.20% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust's interest in the Subsidiary) and the average daily value of the net assets of the Subsidiary, which fee shall be allocated pro rata between the Trust (excluding the value of the Trust's interest in the Subsidiary) and the Subsidiary based on the average daily value of their respective net assets.  See "Management of the Trust — Investment Management Agreement."

BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the Trust's and the Subsidiary's management fees in the following amounts for the next eight years:

0.20%          Years 1-5

0.15%          Year 6

0.10%          Year 7

0.05%          Year 8

BlackRock Advisors will pay an annual sub-advisory fee to the Sub-Advisor equal to 50 % of the management fee received by BlackRock Advisors from the Trust and the Subsidiary .

Distributions
Commencing with the Trust's initial dividend, the Trust intends to make regular quarterly cash distributions of all or a portion of its net investment income to common shareholders.  We expect to declare the initial quarterly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial quarterly dividend approximately 90 to 120 days after completion of this offering.  The Trust will distribute to common shareholders at least annually all or substantially all of its investment company taxable income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares or other forms of leverage utilized by the Trust.  The Trust intends to pay any capital gains distributions at least annually.  See "Distributions."

Various factors will affect the level of the Trust's income, including the asset mix and the Trust's use of options and hedging.  To permit the Trust to maintain a more stable quarterly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period.  The undistributed income would be available to supplement future distributions.  As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income actually earned by the Trust during that period.  Undistributed income will add to the Trust's net asset value ("NAV") (and indirectly benefits the Advisors by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Trust's net asset value.  See "Distributions."

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust in accordance with the Trust's Dividend Reinvestment Plan, unless an election is made to receive cash by contacting, the plan agent, at 1-866-216-0242 .  See "Dividend Reinvestment Plan."

Under normal market conditions, the Advisors will seek to manage the Trust in a manner such that the Trust's distributions are reflective of the Trust's current and projected earnings levels; provided, however, the distribution level of the Trust is subject to change based upon a number of factors, including the current and projected level of the Trust's earnings, and may fluctuate over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to common shareholders.

Listing	The Trust's common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol " BCX ." See "Description of Shares — Common Shares."

Custodian And Transfer Agent	The Bank of New York Mellon will serve as the Trust's Custodian and Transfer Agent.

Market Price Of Shares
Common shares of closed-end investment companies frequently trade at prices lower than their net asset value.  The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value.  The value of a shareholder's investment in the Trust will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Trust.  See "Use of Proceeds."  In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses, call protection for portfolio securities, dividend stability, portfolio credit quality, liquidity and market supply and demand.  See "Risks," "Description of Shares" and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares."  The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

Special Risk Considerations
An investment in common shares of the Trust involves risk.  You should consider carefully the risks discussed below, which are described in more details under "Risks" beginning on page 22 of this Prospectus.

•	The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history.

•	An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire amount that you invest.

•
The Trust's investments will be concentrated in a group of industries that make up the Commodities and Natural Resources Sector which means they may present more risks than if the Trust was broadly diversified over numerous industries and sectors of the economy.

•
A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of a commodity or natural resources company that devotes a portion of its business to that commodity or natural resource.

•
The financial performance of commodity and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

•	Commodity and natural resources companies are subject to specific operational, geological and weather risks in addition to normal business and management risks.

•	Commodity and natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide and changes in these regulations may materially and adversely affect such companies and the Trust.

•	The Trust's investment exposure to the commodities and natural resources markets may subject the Trust to greater volatility than investments in traditional securities, such as stocks and bonds.
The operations and financial performance of commodity and natural resources companies may be directly affected by commodity prices, especially those commodity and natural resources companies that own the underlying commodity.

•
Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

•	The price of precious metals can fluctuate widely and be affected by numerous factors beyond the Trust's control.

•	The possibility of large-scale distress sales of gold in times of crisis may have a short-term negative impact on the price of gold and adversely affect companies in which the Trust may invest.

•	The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•	In addition to commodity risk and general derivatives risk, the Trust's investments in commodity linked notes may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

•	The Trust's investments in other investment companies and exchange traded funds that have exposure to the commodity markets will expose the Trust to greater volatility than investments in traditional securities, as well as the expenses of such funds and any leverage utilized by such funds.

•	The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Trust’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Trust’s taxable income or any gains and distributions made by the Trust.

•	Rising interest rates could adversely impact the financial performance of commodity and natural resources companies by increasing their costs of capital.

•	The Trust will have exposure to common stocks which historically have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed-income securities.

•	Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (1) fluctuations in foreign exchange rates; (2) future foreign economic, financial, political and social developments; (3) different legal systems; (4) the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; (5) lower trading volume; (6) much greater price volatility and illiquidity of certain non-U.S. securities markets; (7) different trading and settlement practices; (8) less governmental supervision; (9) changes in currency exchange rates; (10) high and volatile rates of inflation; (11) fluctuating interest rates; (12) less publicly available information; and (13) different accounting, auditing and financial recordkeeping standards and requirements.

·	Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree.

·	To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

·	In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on relevant exchanges or at all.

·	Smaller and medium company stocks in which the Trust may invest can be more volatile than, and perform differently from, larger company stocks.

·	Holders of MLP units have limited control and voting rights on matters affecting the partnership, and there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

·	The Trust's use of short sale transactions are subject to risks, including the risk that losses on short sale transactions are theoretically unlimited and that the Trust will be subject to counterparty risk.

·	The Trust may lend its securities, which includes the risk that the borrower may fail to return the securities in a timely manner or at all.

·	The Trust intends to write (sell) options on a portion of the equity securities in its portfolio, which will limit the ability of the Trust to benefit from price increase for those securities while it continues to bear the risk that the prices of such securities will decline.

·	The Trust's option writing strategy may not work as intended, which could cause the Trust to have a lower total return than if the strategy were not employed.

·	Strategic transactions in which the Trust may engage (which include derivatives transactions) involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments, which may result in losses greater than if they had not been used.

·	Recent international events such as instability and war in the Middle East and recent adverse economic and market events in the United States may adversely effect the companies in which the Trust will invest and the prices of commodities to which the Trust has exposure.

·	The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust.

·	The ultimate impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law in July 2010, is not yet certain and the Trust and securities in which the Trust may invest may be affected by the new legislation and regulation in ways that are currently unknown, unanticipated or unforeseeable.

·
The Trust's annual portfolio turnover rate may vary greatly from year to year and a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust and may result in an increased realization of net short-term capital gains by the Trust which, when distributed to common shareholders, will be taxable as ordinary income.

SUMMARY OF TRUST EXPENSES

The following table shows estimated Trust expenses as a percentage of net assets attributable to common shares.  The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.  The expenses shown in the table under "Estimated Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues approximately 12,500,000 common shares.  If the Trust issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net asset attributable to the common shares.  See "Management of the Trust" and "Dividend Reinvestment Plan."   The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.  Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in the Trust.

Shareholder Transaction Expenses

Sales Load Paid By You (as a percentage of offering price)	4.5%
Offering Expenses Borne By The Trust (as a percentage of offering price)(1)(2)	0.20%
Dividend reinvestment plan fees	None(3)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses

Management Fees of the Trust and the Subsidiary	1.20%(4)
Other Expenses of the Trust	0.14%
Other Expenses of the Subsidiary	0.01%(4)
Total Annual Expenses	1.35%(5)
Fee and Expense Waiver	0.20%(5)
Net Annual Expenses	1.15%(5)
______________________
(1)
The Trust will pay its organizational costs in full out of its seed capital prior to completion of this offering. The Trust will pay organizational and offering expenses of the Trust (other than the sales load) up to $     per common share, which may include a reimbursement of BlackRock Advisors’ expenses incurred in connection with this offering.  BlackRock Advisors has agreed to pay such organizational and offering expenses of the Trust (other than the sales load) to the extent that organizational and offering expenses (other than the sales load) exceed $     per common share.  Any offering cost paid by the Trust will be deducted from the proceeds of the offering received by the Trust.

(2)
BlackRock Advisors (and not the Trust) has agreed to pay from its own assets a structuring fee to     .  BlackRock Advisors may pay certain other qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. See “Underwriting.”

(3)
You will be charged a $.02 per share sold fee (which includes brokerage commissions) if you direct the Plan Administrator (as defined below) to sell your common shares held in a dividend reinvestment account.

(4)
"Management Fees of the Trust and the Subsidiary" includes the aggregate management fees that will be paid to BlackRock Advisors by the Trust and the Subsidiary, which will be at an annual rate equal to 1.20% of the sum of the average daily value of the net assets of the Trust and the average daily value of the net assets of the Subsidiary (excluding, in the ase of the Trust, the value of the Trust's interest in the Subsidiary).  The management fee will be allocated pro rata between the Trust (excluding the value of the Trust's interest in the Subsidiary) and the Subsidiary based on the average daily value of their respective net assets.  The Trust will pay the Subsidiary's portion of the management fees on behalf of the Subsidiary.  "Other Expenses of the Subsidiary" does not include the portion of the management fee payable by the Subsidiary.

(5)
BlackRock Advisors has agreed to waive receipt of a portion of the management fee or other expenses of the Trust and the Subsidiary in the amount of 0.20% of average daily net assets attributable to common shares for the first five years of the Trust's and the Subsidiary's operations, 0.15% in year six, 0.10% in year seven and 0.05% in year eight.  Without the waiver, "Total Annual Expenses" would be estimated to be 1.35% of the average daily net assets attributable to common shares.

The following example illustrates the expenses (including the offering expenses borne by the Trust and the sales load of $45 and offering costs of $2.00) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 1.15% of net assets attributable to common shares in years one through five, 1.20% in year six, 1.25% in year seven, 1.30% in year eight and 1.35% thereafter, and (2) a 5% annual return:(1)(2)

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred(1)	$ 58	$ 82	$ 107	$ 189
______________________
(1)
The examples should not be considered a representation of future expenses.  The examples assume that the estimated "Other Expenses of the Trust" and "Other Expenses of the Subsidiary" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value.  Actual expenses may be greater or less than those assumed.  Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the examples .

(2)
Assumes waiver of fees and expenses of 0.20% of average daily net assets attributable to common shares in years one through five, 0.15% in year six, 0.10% in year seven and 0.05% in year eight.  BlackRock Advisors has not agreed to waive any portion of its fees and expenses beyond October 31, 2018.  See "Management of the Trust—Investment Management Agreement."

THE TRUST

The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").  The Trust was organized as a Delaware statutory trust on November 19, 2010, pursuant to an Agreement and Declaration of Trust, governed by the laws of the State of Delaware.  The Trust has no operating history.  The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

USE OF PROCEEDS

The net proceeds of the offering of common shares will be approximately $   ($   if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs.  The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objectives and policies as stated below.  We currently anticipate that the Trust will be able to invest all of the net proceeds in accordance with the Trust's investment objectives and policies within approximately three months after the completion of this offering.  Pending such investment, it is anticipated that the proceeds will be invested in short-term debt securities.

THE TRUST'S INVESTMENTS

Investment Objectives and Policies

The Trust's primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation.  The Trust will seek to achieve its objectives by investing substantially all of its assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources , including commodity -linked derivatives such as commodity-linked notes, commodity futures, forward contracts  and swaps and other similar derivative instruments and investment vehicles that invest in commodities , natural resources or commodity -linked derivatives.  There can be no assurance that the Trust will achieve its investment objectives.  The Trust's investment objectives are not fundamental and may be changed by the Board.

The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and  derivatives linked  to the underlying price movement of commodities or natural resources , including commodity -linked derivatives such as commodity-linked notes, commodity futures, forward contracts  and swaps and other similar derivative instruments and investment vehicles that invest in commodities , natural resources or commodity -linked derivatives.  Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities , livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper ), plastic, rubber, sugar, cotton, cocoa, coffee , basic materials, building materials, water, oil, gas, consumable fuel , energy and other natural resources.  Commodity and natural resources companies, include, but are not limited to , companies in commodities, natural resources and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the "Commodities and Natural Resources Sector") .  These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources, companies that use commodities and natural resources extensively in their products, including companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers.  The Trust will consider a company to be a commodity or natural resources company if: (i) at least 50% of the company's assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector ; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra), has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector .

Equity securities held by the Trust may include common stocks, preferred stocks, convertible securities, warrants, depository receipts, equity interests in Canadian Royalty Trusts, and equity interests in master limited partnerships

(''MLPs'').  The Trust will not invest more than 25% of the value of its total assets in MLPs.  The Trust's economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives ("Commodity-Related Instruments") will not exceed 20% of its total assets.  Commodity-Related Instruments may include, but will not be limited to, investments in structured notes, partnership interests, exchange-traded funds that make commodity-related or natural resources-related investments, mutual funds and strategic transactions, including futures contracts on commodities and natural resources , forward contracts on commodities and natural resources and swap contracts on commodities and natural resources.  The Trust may invest in such Commodity-Related Instruments either directly or indirectly through the BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of the Trust formed in the Cayman Islands, which invests primarily in Commodity-Related Instruments and shares the same portfolio management team as the Trust (the "Subsidiary").  Investments in the Subsidiary are intended to provide the Trust with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Trust .  The Trust intends to gain exposure to certain Commodity-Related Instruments and certain other commodity-related and natural resources-related investments that , if the Trust invested in such investments directly, would  not produce Qualifying Income (as defined herein ) by investing in the Subsidiary.   The assets of the Subsidiary and the assets of the Trust, taken as a whole, will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Trust.  The Trust intends to apply for a private letter ruling from the Internal Revenue Service (the "IRS") confirming that income from the Trust's investment in the Subsidiary will constitute Qualifying Income for purposes of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code").  The Subsidiary will not invest in any Commodity-Related Instruments unless and until the Trust receives such a private letter ruling from the IRS.  There can be no assurance, however, that the IRS will issue such a ruling.See "The Trust's Investments—Portfolio Composition and Other Information—The Cayman Subsidiary" and "Risks—Subsidiary Risk" for additional information .

Although the Trust is permitted to invest up to 20% of its managed assets in Commodity-Related Instruments, the Trust is not required to invest in Commodity-Related Instruments.  The Trust may invest in Commodity-Related Instruments (either directly or through the Subsidiary) when the Advisors believe it is advantageous for Trust to do so.  The Trust may choose to limit its investment in Commodity-Related Instruments (either directly or through the Subsidiary) so that it will not be required under CFTC regulations or the Commodity Exchange Act to be regulated as a commodity pool or a commodity pool operator.  Regulations recently proposed by the CFTC may limit the Trust’s ability to invest in certain Commodity-Related Instruments regulated by the CFTC, such as futures and options on commodities such that no more than 5% of the Trust's total assets are used to establish positions in futures and options on commodities for purposes other than hedging, unless the Trust, the Advisor the Sub-Advisor registers as a commodity pool operator.  In addition, future regulations promulgated by the CFTC pursuant to the Dodd-Frank Act may subject swaps and other Commodity-Related Instruments that are currently unregulated to regulation by the CFTC, and such regulation may similarly limit the Trust’s ability to invest in such Commodity-Related Instruments.

The Trust may invest in companies of any market capitalization located anywhere in the world.  The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.  The Trust may invest up to 20% of its total assets in debt securities issued by companies in the Commodities and Natural Resources Sector or any type of securities issued by companies that are not in the Commodities and Natural Resources Sector .

As part of its investment strategy, the Trust currently intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities.  This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders.

In addition to the option strategies discussed above, the Trust may engage in strategic transactions for hedging purposes or to enhance total return.  The Trust may also engage in short sales of securities .

The Trust may lend securities with a value up to 33-1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may implement various temporary “defensive” strategies at times when the Advisor or Sub-Advisor determines that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders.  These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and short-term debt securities that may be either tax-exempt or taxable.  See Investment Policies and Techniques – Cash Equivalents and Short-Term Debt Securities in the Statement of Additional Information.

Under current market conditions, the Trust currently does not intend to utilize leverage or issue preferred shares .

Unless otherwise stated herein or in the Statement of Additional Information, the Trust's investment objectives and policies are non-fundamental policies and may changed by the Board.  In addition, the percentage limitations applicable to the Trust's portfolio described in this Prospectus apply only at the time of investment, and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.

Portfolio Composition and Other Information

The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.

Equity Securities.  The Trust intends to invest primarily in equity securities, including common and preferred stocks, convertible securities, warrants and depository receipts, of issuers engaged in the commodity-related and the natural resources-related businesses and companies, including Canadian Royalty Trusts and MLPs.  The Trust will not invest more than 25% of the value of its total assets in MLPs.  Common stocks generally represent an equity ownership interest in an issuer.  Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust.  Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure.  Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.  The Trust will employ a strategy, as described below, of writing covered call options on common stocks.

The Trust's investments in preferred stock and convertible securities are not subject to a minimum rating limitation. For more information regarding preferred stocks, convertible securities, warrants and depository receipts, see "Investment Policies and Techniques—Equity Securities" in the Statement of Additional Information.

Commodity and Natural Resources Companies.  Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper), plastic, rubber, sugar, cotton, cocoa, coffee, basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources.  Commodity and natural resources companies, include, but are not limited to, companies in commodities, natural resources, energy and associated industries and companies that provide services or have exposure to such businesses (collectively, the "Commodities and Natural Resources Sector").  These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources, companies that use commodities and natural resources extensively in their products, companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers.  The Trust will consider a company to be a commodity or natural resources company if: (i) at least 50% of the company's assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector ; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra), has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector .

Commodities-Related Derivatives.  Commodities-related derivatives may be used to hedge a position in a commodity or natural resources company or industry or a commodity or natural resource producing country or for non-hedging purposes, such as to gain exposure to a particular type of commodity or natural resource or commodity or natural resource market.  Commodities-related derivatives include, but are not limited to, commodities contracts, commodity futures or options thereon (investments in contracts for the future purchase or sale of commodities); commodity exchange-traded funds (exchange-traded funds that track the price of a single commodity, such as gold or oil, or a basket of commodities); total return swaps based on a commodity index (permitting one party to receive/pay the total return on a commodity index against payment/receipt of an agreed upon spread/interest rate); commodity-linked notes (providing a return based on a formula referenced to a commodity index); commodity exchange traded notes (non-interest paying debt instruments whose price fluctuates (by contractual commitment) with an underlying commodities index); sovereign issued oil warrants (a sovereign obligation the coupon on which is contingent on the price of oil); and any other commodities-related derivative permitted by law.

Commodity-Linked Notes.   A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative.  A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract.   These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.  The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.  These notes expose the Trust economically to movements in commodity prices.  These notes also are subject to risks, such as counterparty, credit, market and interest rate risks.  In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.  Therefore, at the maturity of the note, the Trust may receive more or less principal than it originally invested.  The Trust might receive interest payments on the note that are more or less than the stated coupon interest payments.

Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked note is linked declines over the life of the note, the Trust will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked note, the Trust will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index.  This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity.  This optionality can be added to the note's structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note.  The Advisors' decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, the Trust is entitled to receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

The Trust may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or option contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked notes that the Trust may invest in may have no principal protection and the note could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked note, the Trust may receive at maturity an amount less than the note's par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note. The Advisors, at their discretion, may invest in a partially protected principal commodity-linked note or a note without principal protection. In deciding to purchase a note without principal protection, the Advisors may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the Advisors believe are relevant.

Certain commodity-linked notes in which the Trust may invest may be considered "qualifying hybrid instruments" excluded from regulation under the Commodity Exchange Act and the regulations adopted thereunder.

The Trust's use of commodity-linked notes and other commodity-linked derivatives is also subject to regulatory requirements that are intended to reduce the effects of the instruments' economic leverage.   The Trust currently does not intend to invest in commodity-linked notes that involve leverage.

Futures.  The Trust may buy and sell interest rate futures contracts, commodity futures, financial futures, and forward contracts.  The Trust can hold positions in commodity futures contracts.  When the Trust purchases futures contracts, it will segregate cash or liquid assets in an amount equal to the notional value of the contract.  Amounts delivered to futures commission merchants for margin purposes will be counted as segregated for this purpose.  Commodity futures may be based upon commodities within five main commodity groups:

1.           energy, which includes crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil;

2.           livestock, which includes feeder cattle, live cattle and hogs;

3.           agriculture, which includes wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa;

4.           industrial metals, which includes aluminum, copper, lead, nickel, and zinc; and

5.           precious metals, which includes gold and silver.

The Trust may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.  The Trust's investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract.  In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Swaps.  The Trust will not invest more than 15% of its total assets in swaps.  Swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of a specified security, commodity, basket of securities or commodities, or index or interest rate in return for periodic payments based on a fixed or variable interest rate or change in the market value of a different security, basket of securities, or index.  The Trust may invest in total return swaps to gain exposure to the overall commodity markets.  In a total return commodity swap the Trust will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Trust will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Trust will pay an adjustable or floating fee.  With a "floating" rate, the fee is pegged to a base rate such as the London Interbank Offered Rate ("LIBOR"), and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Trust may be required to pay a higher fee at each swap reset date.

The Cayman Subsidiary.  The Trust will not invest more than 20% of its total assets in Commodity-Related Instruments.  The Trust may invest in such Commodity-Related Instruments either directly or indirectly through the Subsidiary.  The Trust is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.  The Trust's investment in the Subsidiary will vary based on Advisors' use of different types of Commodity-Related Instruments.  The Trust intends to gain exposure to certain Commodity-Related Instruments and certain other commodity-related investments that, if the Trust invested in such investments directly, would not produce Qualifying Income by investing in the Subsidiary.  To the extent that the Advisors believe that such Commodity-Related Instruments provide suitable exposure to the commodities market, the Trust’s investment in the Subsidiary will likely increase.

Direct investments by a RIC in certain Commodity-Related Instruments generally do not, under IRS published guidance, produce Qualifying Income.  In a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly-owned subsidiary that invests in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes and fixed income securities serving as collateral for the contracts would constitute Qualifying Income.  The Trust intends to apply for a private letter ruling from the IRS confirming that income from the Trust's investment in the Subsidiary will constitute Qualifying Income for purposes of Subchapter M.  The Subsidiary will not invest in any Commodity-Related Instruments unless and until the Trust receives such a private letter ruling from the IRS.  There can be no assurance, however, that the IRS will issue such a ruling.

If the Trust receives such a ruling, investments in the Subsidiary are expected to provide the Trust with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS published guidance, as discussed below.  The Subsidiary (unlike the Trust) may invest without limitation in any Commodity-Related Instruments.
The Subsidiary will not be subject to U.S. federal income tax.  It will, however, be considered a controlled foreign corporation, and the Trust will be required to include as income annually amounts earned by the Subsidiary during that year.  Furthermore, the Trust will be subject to the distribution requirement applicable to a RIC on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Trust during the taxable year.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands.  The Subsidiary will not be registered under the Investment Company Act and is not subject to all of the investor protections of the Investment Company Act.  In addition, changes in the laws of the United States or the Cayman Islands could result in the inability of the Trust or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Trust.  The Subsidiary’s affairs are overseen by a board of directors, which is comprised of Richard S. Davis and Henry Gabbay, each an interested Trustee of the Trust.

The Board of the Trust has oversight responsibility for the investment activities of the Trust, including the Trust's investments in the Subsidiary, and the Trust's role as the sole shareholder of the Subsidiary.

The Subsidiary invests primarily in Commodity-Related Instruments.  The assets of the Subsidiary and the assets of the Trust, taken as a whole, will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Trust.  As a result, the Advisors, in managing the Subsidiary’s portfolio, are subject to the same investment policies and restrictions (except that the Subsidiary may invest without limitation in Commodity-Related Instruments) that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  The Trust's Chief Compliance Officer oversees implementation of the Subsidiary’s compliance policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures.  The Trust and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Trust.

The financial statements of the Subsidiary will be consolidated with the Trust’s financial statements in the Trust’s Annual and Semi-Annual Reports.  The Trust’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request.

Other Investment Companies.  The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Trust may invest directly.   As a shareholder in an investment company, the Trust would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. The Advisors will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.  Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisors.

Exchange-Traded Funds.  The Trust may invest in exchange-traded funds ("ETFs"), which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment.  For example, the Trust may invest in ETFs, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Trust might do so as a way of gaining exposure to the Commodities and Natural Resources Sector represented by an ETF's portfolio.  ETFs are usually passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units."  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities or other instruments.  The Trust, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Trust's own operations.

Exchange-Traded Notes.  Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the applicable market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection.  ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.  When the Trust invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  The Trust’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk.  No assurance can be given that the IRS will accept, or a court will uphold, how the Trust characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy .

Options. The Trust may purchase and sell call and put options on futures contracts, including commodity futures contracts, commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option.

If an option written by the Trust expires unexercised, the Trust realizes on the expiration date a capital gain equal to the premium received by the Trust at the time the option was written. If an option purchased by the Trust expires unexercised, the Trust realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Trust desires. The Trust may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Trust will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Trust will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Trust will realize a capital gain or, if it is less, the Trust will realize a capital loss. Net gains from the Trust's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income.

Call Options and Covered Call Writing.    The Trust will follow a strategy known as "covered call option writing," which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders. Under current market conditions, this strategy will be the Trust's primary option investment strategy. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

As part of its strategy, the Trust may not sell "naked" call options on individual securities, i.e., options representing more shares of the stock than are held in the portfolio. A call option written by the Trust on a security is "covered" if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) in such amount are segregated by the Trust's custodian) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October 31, 2010 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." Most of the options that will be sold by the Trust are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called "in-the-money" and could be sold by the Trust as a defensive measure to protect against a possible decline in the underlying stock.

The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6%) of the common stock's value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock's value, regardless of the stock's performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would "break-even" thus offering no gain or loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40, and thus be limited to a 14.3% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor's downside protection is eliminated and the stock could eventually become worthless.

For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Trust stock holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Trust at the strike price if the stock traded at a higher price than the strike price. In general, the Trust intends to continue to hold its common stocks rather than allowing them to be called away by the option holders.

Put Options.    Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. These strategies may produce a considerably higher return than the Trust's primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

The Trust will write (sell) put options on individual securities only if the put option is "covered." A put option written by the Trust on a security is "covered" if the Trust segregates or earmarks assets determined to be liquid by the Advisor, as described above, equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated or earmarked assets determined to be liquid by the Advisor, as described above.

The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.2% of the current market price); and (3) the writer receives $1.10 or 2.96% of the common stock's value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.96% of the common stock's value, regardless of the stock's performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.8% in value, the option will expire and there would be a 2.96% return for the six-month period. If the stock were to decline by 5.8% or more, the Trust would lose an amount equal to the amount by which the stock's price declined minus the premium paid to the Trust. The stock's price could lose its entire value, in which case the Trust would lose $33.90 ($35.00 minus $1.10).

Options on Indices.    The Trust may sell put and call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index put or call option, the Trust receives cash (the premium) from the purchaser. The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Trust, in effect, agrees to accept the potential depreciation (in the case of a put) or sell the potential appreciation (in the case of a call) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the put or call option sold by the Trust, the Trust will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Trust as the seller of the index put or call option.

The Trust may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Trust's objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Trust will cover its obligations when it sells index options. An index option is considered "covered" if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the index. An index put option also is covered if the Trust holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index call option also is covered if the Trust holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid.

Limitation on Option Writing Strategy.    The Trust generally intends to write covered call and put options, the notional amount of which will be approximately 30% to 40% of the Trust's total assets, although this percentage may vary from time to time with market conditions. Under current market conditions, the Trust anticipates initially writing covered call and put options with respect to approximately 33% of its total assets. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the Trust will lose money to the extent that it writes call options that are not covered by securities in its portfolio and the securities or index on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option .  The number of covered put and call options or securities the Trust can write is limited by the total assets the Trust holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Trust will not write "naked" or uncovered put or call options, other than those that are "covered" by the segregation of liquid assets as described above .  Furthermore, the Trust's exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Master Limited Partnerships.  The Trust may invest up to 25% of the value of its total assets in MLPs.  The MLPs in which the Trust intends to invest will be limited partnerships (or limited liability companies taxable as partnerships), the units of which will be listed and traded on a U.S. securities exchange.  In addition, such MLPs will derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.  The Trust may, however, invest in MLP entities in any sector of the economy.

An MLP is an entity receiving partnership taxation treatment under the Code, and whose interests or "units" are traded on securities exchanges like shares of corporate stock.  MLPs generally have two classes of owners, the general partner and limited partners.  When investing in an MLP, the Trust intends to purchase publicly traded common units issued to limited partners of the MLP.  The general partner is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP.  The general partner may be structured as a private or publicly traded corporation or other entity.  The general partner typically controls the operations and management of the MLP; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is eligible to receive an incentive distribution.  Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.  The limited partners also receive cash distributions.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD").  Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid.  Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis.

The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors.  Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends).  For more information on MLPs, see "Investment Policies and Techniques—Master Limited Partnerships Interests" in the Statement of Additional Information.

Non-U.S. Securities.  The Trust may invest in companies of any market capitalization located anywhere in the world.  The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.  Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks if it invests in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Because non-U.S. securities trade on days when the common shares are not priced, net asset value can change at times when common shares cannot be sold.  Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Short Sales.  The Trust may sell securities short directly, including equity and debt securities, or through the use of derivatives .  A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline.  The Trust may make short sales to strategic positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Trust secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed .  The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Trust borrowed the security, regarding payment received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.  Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Trust will limit its short exposure (including exposure through derivatives) to 15 % of the Trust's total assets.  The Trust may also make short sales "against the box" without respect to such limitations.  In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.  During the period in which the net proceeds of this offering of common shares are being invested, during periods in which the Advisors determine that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments.  See "Investment Policies and Techniques—Short-Term Debt Securities" in the Statement of Additional Information.

The Advisors' determination that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust's investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objectives.

Securities Lending and Delayed Settlement Transactions.  The Trust may lend the securities it owns to others, which allows the Trust the opportunity to earn additional income.  The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.  Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value.  The Trust may also purchase securities for delayed settlement.  This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Strategic Transactions.  In addition to the option strategies discussed above, the Trust may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and enhance total return.  Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors.  Although the Advisors seek to use the practices to further the Trust's investment objectives, no assurance can be given that these practices will achieve this result.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps.  The Trust also may purchase derivative instruments that combine features of these instruments.  Collectively, all of the above are referred to as "Strategic Transactions."  The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  The Trust may use Strategic Transactions to enhance potential total returns.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use Strategic Transactions successfully depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

RISKS

The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

No Operating History

The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history.    As a result, prospective investors have no track record or history on which to base their investment decision.

Investment and Market Discount Risk

An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire amount that you invest.  Your investment in common shares represents an indirect investment in the securities owned by the Trust, a majority of which are traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  As with any stock, the price of the Trust's common shares will fluctuate with market conditions and other factors.  If shares are sold, the price received may be more or less than the original investment.  The value of a shareholder's investment in the Trust will be reduced immediately following the initial offering by the amount of the sales load and the amount of the organizational and offering expenses paid by the Trust.  Common shares are designed for long-term investors and should not be treated as trading vehicles.  Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust's net asset value could decrease as a result of its investment activities.   At any point in time an investment in the Trust's common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust.  This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering.

Commodity and Natural Resources Risk

The Trust's investments will be concentrated in a group of industries that make up the Commodities and Natural Resources Sector .  Because the Trust is focused in specific industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.  A downturn in the Commodities and Natural

Resources Sector would have a larger impact on the Trust than on an investment company that does not concentrate in the industries or businesses in the Commodities and Natural Resources Sector .  The industries and businesses in the Commodities and Natural Resources Sector in which the Trust will concentrate its investments can be significantly affected by the supply of and demand for specific products and services, exploration and production spending, government regulation, world events and economic conditions.  The Commodities and Natural Resources Sector can also be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.  The stock prices of commodity and natural resources companies may also experience greater price volatility than other types of common stocks.  Securities issued by commodity and natural resources companies are sensitive to changes in the prices of, and in supply and demand for, the indicated commodities.  The value of securities issued by commodity and natural resources companies may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.  The Advisors' judgments about trends in the prices of these securities and commodities may prove to be incorrect.  At times, the performance of securities of companies in the Commodities and Natural Resources Sector will lag behind the performance of other industries or the broader market as a whole.

The Trust may invest in certain derivative instruments which, while representing a relatively small amount of the Trust’s net assets, provide a greater amount of economic exposure to the Commodities and Natural Resources Sector.  To the extent that the Trust obtains economic exposure to the Commodities and Natural Resources Sector in this manner, it may be subject to similar risks of concentration in the Commodities and Natural Resources Sector as if it had invested in the securities of issuers in the Commodities and Natural Resources Sector directly.

Supply and Demand Risk

A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of a commodity or natural resources company that devotes a portion of its business to that commodity or natural resource.  Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts or increased competition from alternative energy sources or commodity prices.  Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of commodity and natural resources companies.  Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk

Many commodity and natural resources companies are engaged in the production of one or more physical commodities or are engaged in transporting, storing, distributing and processing these items on behalf of shippers.  To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions or through long-term contracts to acquire reserves.  The financial performance of commodity and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Operational, Geological and Weather Risk

Commodity and natural resources companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.  Agricultural commodities may be adversely affected by weather or other natural phenomena, such as drought, floods and pests.

Regulatory Risk

Commodity and natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide.  Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.  Recent legislation has created a new multi-tiered structure of exchanges in the United States subject to varying degrees of regulation, and rules and interpretations regarding various aspects of this regulatory structure have only recently been finalized.  Traditional futures exchanges, which are called designated contract markets, are subject to more streamlined and flexible core principles rather than the prior statutory and regulatory mandates. However, with respect to these traditional futures exchanges, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading.  Any of these actions, if taken, could adversely affect the returns of the Trust by limiting or precluding investment decisions the Trust might otherwise make.  The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government and judicial action. In addition, various national governments have expressed concern regarding the disruptive effects of speculative trading in the currency markets and the need to regulate the derivatives markets in general.  Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity and natural resources companies.  The effect of any future regulatory change on the Trust is impossible to predict, but could be substantial and adverse to the Trust.  See "–Government Intervention in Financial Markets" and "–Legislation Risk."

Commodity Pricing Risk

The Trust's investment exposure to the commodities   and natural resources markets may subject the Trust to greater volatility than investments in traditional securities, such as stocks and bonds.  The commodities and natural resources markets have experienced periods of extreme volatility since the latter half of 2007.  General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities and natural resources .  Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Trust's holdings.

The commodities and natural resources markets may fluctuate widely based on a variety of factors.  Movements in commodity and natural resources investment prices are outside of the Trust's control and may not be anticipated by the Advisors.  Price movements may be influenced by, among other things:  governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions; changing supply and demand relationships and levels of domestic production and imported commodities; the availability of local, intrastate and interstate transportation systems; energy conservation; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants.  The frequency and magnitude of such changes cannot be predicted.

Prices of various commodities and natural resources may also be affected by factors such as drought, floods, weather, livestock disease, changes in storage costs , embargoes, tariffs and other regulatory developments.  Many of these factors are very unpredictable.  The prices of commodities and natural resources can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.  Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers.  As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities and natural resources .

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as "daily price fluctuation limits"). The maximum or minimum price of a contract as a result of these limits is referred to as a "limit price." If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Commodity and Natural Resources Investment Risk

Commodity and natural resources companies may underperform the stock market as a whole.  The value of securities issued by commodity and natural resources companies may be affected by factors affecting a particular industry or commodity.  The operations and financial performance of commodity and natural resources companies may be directly affected by commodity prices, especially those commodity and natural resources companies that own the underlying commodity.  The stock prices of such companies may also experience greater price volatility than other types of common stocks.  Securities issued by companies in the Commodities and Natural Resources Sector are sensitive to changes in the supply and demand for, and thus the prices of, commodities.  Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of commodity and natural resources companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities.  Volatility of commodity prices may also make it more difficult for commodity and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Exposure to commodities and natural resources markets may subject the Trust to greater volatility than investments in traditional securities.  No active trading market may exist for certain commodities and natural resources investments, which may impair the ability of the Trust to sell or to realize the full value of such investments in the event of the need to liquidate such investments.  In addition, adverse market conditions may impair the liquidity of actively traded commodities or natural resources investments.

 Because the Trust's performance is linked to the performance of volatile commodities and natural resources , investors should consider purchasing shares of the Trust only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Trust shares.

Precious Metals Pricing Risk

The Trust may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities.  The price of precious metals can fluctuate widely and be affected by numerous factors beyond the Trust's control including: global or regional political, economic or financial events and situations; investors' expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators. The Trust currently does not intend to hold physical precious metals; provided, however, the Trust may invest in companies that hold physical precious metals.  The Trust may also enter into futures contracts and forward contracts on precious metals, and although the Trust currently does not intend to take physical delivery of precious metals in connection with settlements of such contracts, it may do so under certain circumstances.

Distress Gold Sale Risk

The possibility of large-scale distress sales of gold in times of crisis may have a short-term negative impact on the price of gold and adversely affect companies in which the Trust may invest.  For example, economic, political or social conditions or pressures may require central banks, other governmental agencies and multi-lateral institutions that buy, sell and hold gold as part of their reserve assets, to liquidate their gold assets all at once or in an uncoordinated manner.  The demand for gold might not be sufficient to accommodate the sudden increase in the supply of gold to the market.

Derivative Risks of Operating Companies

The use of commodity and currency derivative instruments by producers has increased in recent years. There have been examples of companies that have mismanaged their exposures resulting, in extreme cases, in financial distress or even bankruptcy.

Canadian Royalty Trust Risk

Canadian royalty trusts are exposed to many of the same risks as commodity and natural resources companies, such as pricing risk, supply and demand risk and depletion and exploration risk.

Structured Notes and Related Instruments Risk

The Trust may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.  The Trust currently does not intend to invest in structured notes that involve leverage.

Commodity-Linked Derivatives Risk

The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Trust may receive more or less principal than it originally invested. The Trust might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Trust’s direct and indirect investments in commodity-linked derivatives, the Trust will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Trust believes are creditworthy) at any one time the Trust may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Trust’s exposure to counterparty credit risk. There can be no assurance that the Trust will be able to limit exposure to any one counterparty at all times.

Commodity-Linked Notes Risk

The Trust’s investments in commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value.  In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Trust might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Trust might not receive all or a portion of the principal at maturity of the investment.  At any time, the risk of loss associated with a particular note in the Trust’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes that the Trust buys, which may make it difficult for the Trust to sell them at an acceptable price or to accurately value them.  Commodity-linked notes are also subject to the credit risk of the issuer.  The Trust will be exposed to counterparty credit risk of the issuer.  That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note.  Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations.  If the issuer becomes bankrupt or otherwise fails to pay, the Trust could lose money.

The value of the commodity-linked notes the Trust buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile.  Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable.  This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. Therefore, at the maturity of the note, the Trust may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.  The Trust currently does not intend to invest in commodity-linked notes that involve leverage.

Swaps Risk

The Trust (whether directly or through the Subsidiary) may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars.  A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to indexes, commodities or other instruments.  Swap transactions enable the Trust to hedge a position or to gain exposure to commodities or an index without investing in specific commodities or instruments.

Swap transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.  If a counterparty to a swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Trust could suffer losses.  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.  Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps.  Swaps do not have uniform terms and in general are not transferable without the consent of the counterparty.  As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Trust is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Trust is contractually entitled to receive.

When the Trust acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the debt security and the Trust may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Trust by the buyer under the swap (such as the buyer's obligation to deliver the debt security to the Trust). As a result, the Trust bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the security. If the Trust is a buyer of a credit default swap and no credit event occurs, the Trust may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. However, as a result of recent financial turmoil, it is possible that swaps will come under new governmental regulation. The Advisors cannot predict the effects of any new governmental regulation on the ability of the Trust to use swaps and there can be no assurance that such regulation will not adversely affect the Trust's portfolio. If the Advisors are incorrect in their forecasts of market values, interest rates or currency exchange rates, the investment performance of the Trust would be less favorable than it would have been if these investment techniques were not used.

Investment Companies and ETFs Risk

Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the "Investment Company Act") or as otherwise permitted by the Securities and Exchange Commission (the "SEC"), the Trust may acquire shares in other investment companies and in exchange-traded funds ("ETFs"), some of which may be investment companies. These investment companies will generally have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities.  The market value of the shares of other investment companies and ETFs may differ from their NAV.  As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged.  As a result, the Trust may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Tax Risk

The Trust gains part of its exposure to the commodity and natural resources markets through direct investment in Commodity-Related Instruments. The Trust may also gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest in certain Commodity-Related Instruments and other commodity-related or natural resources-related investments.  In order for the Trust to qualify as a regulated investment company under Subchapter M of the Code, the Trust must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.  The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not Qualifying Income under Subchapter M of the Code.  The Trust intends to apply for a private letter ruling from the IRS confirming that income from the Trust’s investment in the Subsidiary will constitute Qualifying Income for purposes of Subchapter M.  The Subsidiary will not invest in any Commodity-Related Instruments unless and until the Trust receives such a private letter ruling from the IRS.  There can be no assurance, however, that the IRS will issue such a ruling.
If the Trust receives such a ruling, the Trust may seek to gain exposure to the commodity and natural resources markets primarily through investments in the Subsidiary.  The tax treatment of the Trust’s investment in the Subsidiary, and thus the Trust’s ability to qualify as a RIC, may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS.

Subsidiary Risk

By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments.  The Commodity-Related Instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust.  See “—Commodity and Natural Resources Investment Risk."  The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this Prospectus , is  not subject to all the investor protections of the Investment Company Act.  However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by BlackRock and share the same portfolio management team , making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders.  The Trust's Board of Trustees has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Trust.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Trust shareholders would likely suffer decreased investment returns.

Interest Rate Risk

Rising interest rates could adversely impact the financial performance of commodity and natural resources companies by increasing their costs of capital.  This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.  Rising interest rates may also adversely affect the prices of securities and transactions related to underlying commodities.

Common Stock Risk

The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Non-U.S. Securities Risk

Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (1) fluctuations in foreign exchange rates; (2) future foreign economic, financial, political and social developments; (3) different legal systems; (4) the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; (5) lower trading volume; (6) much greater price volatility and illiquidity of certain non-U.S. securities markets; (7) different trading and settlement practices; (8) less governmental supervision; (9) changes in currency exchange rates; (10) high and volatile rates of inflation; (11) fluctuating interest rates; (12) less publicly available information; and (13) different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (1) the possibility of expropriation or nationalization of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) restrictions on currency repatriation; (5) economic, political or social instability; and (6) diplomatic developments that could affect investments in those countries.

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  Certain investments in non-U.S. securities also may be subject to foreign withholding taxes.  Dividend income from non-U.S. corporations may not be eligible for the reduced U.S. income tax rate currently available for qualified dividend income.  These risks often are heightened for investments in smaller, emerging capital markets.  In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (1) growth of gross domestic product; (2) rates of inflation; (3) capital reinvestment; (4) resources; (5) self-sufficiency; and (6) balance of payments position.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. "Emerging market countries" generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Currency Risk

If the Trust invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Trust from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Trust’s investments in foreign currency denominated securities may reduce the returns of the Trust. While certain of the Trust’s non-U.S. dollar- denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

Non-Diversification Risk

The Trust has registered as a "non-diversified" investment company under the Investment Company Act.  For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the securities of any single issuer or the securities of one or more qualified publicly traded partnerships.  To the extent the Trust invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single corporate , economic, political or regulatory occurrence.   Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Liquidity Risk

In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on relevant exchanges or at all.  Accordingly, the Trust's ability to respond to market movements may be impaired and the Trust may experience adverse price movements upon liquidation of its investments.  Settlement of transactions may be subject to delay and administrative uncertainties.

Small and Mid-Cap Stock Risk

The Trust may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company's stock price than is the case for a larger company.

MLP Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation.  As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Much of the benefit the Trust derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Trust to be taxed as dividend income to the extent of the MLP's current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Trust were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Trust with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that the Trust invests in the equity securities of an MLP, the Trust will be a partner in such MLP.  Accordingly, the Trust will be required to include in its taxable income the Trust's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Trust.  Historically, MLPs have been able to offset a significant portion of their income with tax deductions.  The Trust will incur a current tax liability on its allocable share of an MLP's income and gains that is not offset by the MLP's tax deductions, losses and credits, or its net operating loss carryforwards, if any.  The portion, if any, of a distribution received by the Trust from an MLP that is offset by the MLP's tax deductions, losses or credits is essentially treated as a return of capital.  However, those distributions will reduce the Trust's adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Trust for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP's income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons.  A significant slowdown in acquisition activity or capital spending by MLPs held in the Trust's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Trust.

The Trust will accrue deferred income taxes for its future tax liability associated with the difference between the tax basis of an MLP security and the fair market value of the MLP security. Upon the Trust's sale of an MLP security, the Trust may be liable for previously deferred taxes. The Trust will rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Trust will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

Because of the Trust's investments in equity securities of MLPs, the Trust's earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Trust may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Trust's distributions exceed its taxable income. See "Tax Matters."

In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Trust or the MLP investments in which the Trust invests.

Short Sales Risk

The Trust may use short sales of up to 15% of its total assets for investment and risk management purposes.  The Trust may take short positions in securities that the Advisors believe may decline in price or in the aggregate may underperform broad market benchmarks.  The Trust may also engage in derivatives transactions that provide similar short exposure.  In times of unusual or adverse market, economic, regulatory or political conditions, the Trust may not be able, fully or partially, to implement its short selling strategy.  Periods of unusual or adverse market, economic, regulatory or political conditions may exist for extended periods of time.

Short sales are transactions in which the Trust sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own.  Short selling allows the Trust to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities.  If a security sold short increases in price, the Trust may have to cover its short position at a higher price than the short sale price, resulting in a loss.  The Trust may have substantial short positions and must borrow those securities to make delivery to the buyer.  The Trust may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so.  Thus, the Trust may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.  Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Trust.

The Trust will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan.  The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expense the Trust pays in connection with the short sale.

The Trust secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Trust borrowed the security, regarding payment received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Trust's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt or otherwise fails to comply with the terms of the contract.  In such instances the Trust may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Trust may obtain only a limited recovery or may obtain no recovery in these circumstances.  Additionally, the Trust must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations.  This may limit the Trust's investment flexibility, as well as its ability to meet its current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.  By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.  The use of short sales in combination with long positions in the Trust's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Trust held only long positions. It is possible that the Trust's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Trust.  In addition, the Trust's short selling strategies will limit its ability to fully benefit from increases in the securities markets.

By investing the proceeds received from selling securities short, the Trust could be deemed to be employing a form of leverage, which creates special risks.  The use of leverage may increase the Trust's exposure to long securities positions and make any change in the Trust's NAV greater than it would be without the use of leverage.  This could result in increased volatility of returns.  There is no guarantee that any leveraging strategy the Trust employs will be successful during any period in which it is employed.

The SEC recently proposed certain restrictions on short sales. If the SEC's proposals are adopted, they could restrict the Trust's ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events.  Restrictions and/or bans on short selling may make it impossible for the Trust to execute certain investment strategies.

Securities Lending Risk

Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  These events could trigger adverse tax consequences for the Trust.   For additional information about the risks associated with securities lending, please see "Additional Risk Factors--Securities Lending Risk" in the Statement of Additional Information.

Risks Associated with Options on Securities

The ability of the Trust to achieve its investment objectives is partially dependent on the successful implementation of its option strategy.   There are several risks associated with transactions in options on securities used in connection with the Trust's option strategy.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options

As the writer of a call option covered with a security held by the Trust , the Trust forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.   To the extent the Trust writes call options that are not fully covered by securities in its portfolio, it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Trust's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option.  The amount of this loss could be unlimited.   The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option.  While the Trust's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Option Risk

There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of a call option would reduce the Trust's capital appreciation potential on the underlying security.

Over-the-Counter Option Risk

The Trust may write (sell) unlisted ("OTC" or "over-the-counter") options, and options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid the securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

Index Option Risk

The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Limitation on Option Writing Risk

The number of call options the Trust can write is limited by the total assets the Trust holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Trust's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisors. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Dividend Risk

Dividends on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Trust will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning on or before December 31, 2012 .  There is no assurance as to what portion of the Trust's distributions will constitute qualified dividend income.

Strategic Transactions Risk

Strategic transactions in which the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions ("Strategic Transactions") also involve certain risks and special considerations.  Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments.  Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured.  Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell.  The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency.  Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Trust typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

The Trust may also use derivatives for leverage, in which case their use would involve leveraging risk. Certain derivative transactions may give rise to a form of leverage.  Leverage associated with derivative transactions may cause the Trust to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Trust to be more volatile than if the Trust had not been leveraged.

The Trust's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.  In this regard, the Trust seeks to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis.  However, the overall investment strategies of the Trust are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods.  There are a number of factors which may prevent the Trust, or the derivatives or other strategies used by the Trust, from achieving desired correlation (or inverse correlation) with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which the Trust invests.

The Trust's investments in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial.   Although the Advisors seek to use derivatives to further the Trust's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Counterparty Risk

The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery, or may obtain no recovery, in such circumstances.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The value of commodities is particularly susceptible to acts of terrorism and other changes in foreign and domestic economic and political conditions.  The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets.

Recent Events

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

These events may increase the volatility of the value of securities owned by the Trust and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Trust's portfolio would likely result in a significant decline in the value of your investment in the Trust.

Prolonged continuation or further deterioration of current market conditions could adversely impact the Trust's portfolio.

Government Intervention in Financial Markets

The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Trust invests, or the issuers of such instruments, in ways that are unforeseeable.  Such financial intervention may adversely affect the price of commodities, which in turn may adversely affect the value of securities issued by commodity and natural resources companies, derivatives of such securities and of securities and  derivatives linked  to the underlying price movement of commodities or natural resources .  Legislation or regulation may also change the way in which the Trust is regulated. Such legislation or regulation could limit or preclude the Trust's ability to achieve its investment objective s .

The SEC recently proposed certain restrictions on short sales. If the SEC's proposals are adopted, they could restrict the Trust's ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Trust to execute certain investment strategies.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework.  The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators.  The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter derivatives market.  It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Trust or investments made by the Trust.  Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives, including commodity-linked derivatives.  There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objectives.

The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Trust and securities in which the Trust may invest may be affected by the new legislation and regulation in ways that are currently unknown, unanticipated or unforeseeable.  The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Trust as well as issuers of securities in which the Trust invests that utilize derivatives strategies for hedging or other investment purposes.  The implementation of the Dodd-Frank Act could also adversely affect the Trust by increasing transaction and/or regulatory compliance costs.  In addition, greater regulatory scrutiny may increase the Trust's and the Advisors' exposure to potential liabilities.  Increased regulatory oversight could also impose administrative burdens on the Trust and the Advisors, including, without limitation, responding to investigations and implementing new policies and procedures.  Any of these developments could reduce the profitability of the Trust by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk.

Legislation Risk

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Trust.  Changing approaches to regulation may have a negative impact on the entities or on securities  or derivatives linked to the underlying price of commodities in which the Trust invests.  Legislation or regulation may also change the way in which the Trust itself is regulated.   The Dodd-Frank Act was recently enacted in to law, which means that swaps and other financial derivative products will be subject to increased regulatory oversight in the future. The Advisors cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Trust to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Trust's ability to achieve its investment objectives.

In January 2011, the CFTC proposed to amend Rule 4.5 under the Commodity Exchange Act to impose additional restrictions on the use of futures and options by registered investment companies.  The adoption of such restrictions or similar restrictions by the CFTC may adversely affect the Trust's ability to manage its portfolio and impair the Trust's ability to achieve its investment objective.

Portfolio Turnover Risk

The Trust's annual portfolio turnover rate may vary greatly from year to year , as well as within a  given year .  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to common shareholders, will be taxable as ordinary income.  Additionally, in a declining market, portfolio turnover may create realized capital losses.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Trust would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust's portfolio.

Anti-Takeover Provisions

The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Trust issues preferred shares, the holders of the preferred shares will have voting rights that could deprive holders of common shares of such opportunities. See "Certain Provisions in the Agreement and Declaration of Trust."

Potential Conflicts of Interest Risk – Allocation of Investment Opportunities

BlackRock, BlackRock's affiliates ("Affiliates") and BlackRock's significant shareholders ("Significant Shareholders") are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust.  BlackRock, its Affiliates and Significant Shareholders may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Trust.  Subject to the requirements of the 1940 Act, BlackRock, its Affiliates and Significant Shareholders intend to engage in such activities and may receive compensation from third parties for their services.  Neither BlackRock nor its Affiliates or Significant Shareholders are under any obligation to share any investment opportunity, idea or strategy with the Trust.  As a result, BlackRock, its Affiliates and Significant Shareholders may compete with the Trust for appropriate investment opportunities.  The results of the Trust’s investment activities, therefore, may differ from those of an Affiliate, Significant Shareholder or another account managed by an Affiliate or Significant Shareholder, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or Significant Shareholders and other accounts achieve profits on their trading for proprietary or other accounts.  BlackRock has adopted policies and procedures designed to address potential conflicts of interests.  For additional information about potential conflicts of interest, please see "Conflicts of Interest" in the Statement of Additional Information.

Management Risk

The Trust is subject to management risk because it is an actively managed investment portfolio.  The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results. The Trust will be subject to a relatively high level of management risk because the Trust invests in derivative products, and commodity-linked derivative products in particular, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.

Credit Risk

Credit risk is the risk that an issuer of a debt security will become unable to meet its obligation to make interest and principal payments.  In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. Bonds rated Ba/BB or below are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds."  These securities are subject to a greater risk of default.  The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.  Lower grade securities tend to be less liquid than investment grade securities and the market values of lower grade securities tend to be more volatile than investment grade securities.

Duration Risk

Duration measures the expected life of a fixed−income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar−weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar−weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. A portfolio with negative duration generally incurs a loss when interest rates and yield fall.

Temporary Defensive Strategies Risk

When the Advisors anticipate unusual market or other conditions, the Trust may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that the Advisors consider consistent with this strategy. To the extent that the Trust invests defensively, it may not achieve its investment objectives.

HOW THE TRUST MANAGES RISK

Investment Limitations

The Trust has adopted certain investment limitations designed to limit investment risk.  These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares, which are set forth in the Trust's Statement of Additional Information.  See "Investment Objectives and Policies—Investment Restrictions" in the Statement of Additional Information.

Strategic Transactions

The Trust may use certain Strategic Transactions designed to limit the risk of bond price fluctuations, to preserve capital, or to enhance total return.  These strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities whose prices, in the opinion of the Advisors, correlate with the prices of the Trust's investments.  There can be no assurance that Strategic Transactions will be used or used effectively to limit risk, and Strategic Transactions may be subject to their own risks.  Please see the Trust's Statement of Additional Information for a more detailed description of Strategic Transactions and the various derivative instruments the Trust may use and the various risks associated with them.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board is responsible for the overall management of the Trust, including supervision of the duties performed by the Advisors.  There are ten trustees of the Trust.  A majority of the trustees will not be "interested persons" (as defined in the Investment Company Act) of the Trust.  The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

BlackRock Advisors acts as the Trust's investment advisor.  BlackRock Advisors is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Trust.  BlackRock Capital Management, Inc. acts as the Trust's sub-advisor (the "Sub-Advisor").  BlackRock Capital Management, Inc. will perform certain of the day-to-day investment management of the Trust.  BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Capital Management, Inc., located at 55 East 52nd Street, New York, New York 10055, are wholly owned subsidiaries of BlackRock, Inc. ("BlackRock"), which is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide.  At December 31 , 2010, BlackRock's assets under management was $3. 561 trillion.

The BlackRock organization has over 20 years of experience managing closed-end funds and, as of December 31 , 2010, advised  a registered closed-end fund family of 94 exchange-listed active funds with approximately $39.1 billion in assets. In addition, BlackRock advised three non-exchange-listed closed-end funds with approximately $ 792 million in assets.

BlackRock offers products that span the risk spectrum to meet clients' needs, including active, enhanced and index strategies across markets and asset classes.  Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles.  BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31 , 2010, the firm has approximately 9,10 0 employees in 25 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Investment Philosophy

The Advisors believe inefficient pricing in the  commodities, natural resources, energy and associated industries (the "Commodities and Natural Resources Sector") may provide the opportunity for enhanced investment returns.  The Advisors seek to take advantage of perceived value dislocations through the combination of top-down macro analysis and bottom-up investment selection.  The knowledge and experience of the Advisors' portfolio management teams focused on the Commodities and Natural Resources Sector are used to evaluate the macro environment and assess its impact on the various industries and commodities within the commodities and natural resources industries and businesses.  Within this framework, the Advisors seek to identify attractively valued investments with strong appreciation prospects through rigorous bottom-up fundamental research.

The top-down component of the investment process is designed to assess the various interrelated macro variables affecting the Commodities and Natural Resources Sector as a whole.  These variables generally include the supply, demand, inventory, raw material and transportation factors for crude oil, natural gas, coal, electricity, gold, precious metals, base metals, industrial metals, agricultural products and other natural resources on a worldwide basis.  By comparing the market's perception of these factors relative to the Advisors' outlook, the Advisors seek to identify value dislocations.  The greater the Advisors' conviction and the greater the perceived value dislocation, the greater the Advisors' expectations for potential investment returns.

Risk/reward analysis is a key component of the Advisors' macro view.  The Advisors evaluate commodities , natural resources and energy sub-sectors or industries (i.e., oil, gas, coal, pipes, energy, gold, metals and minerals, agriculture, etc.) to seek to determine optimal portfolio positioning.  Industry selection is a direct result of the Advisors' sub-sector analysis.  Once the evaluation of the various industries that make up the Commodities and Natural Resources Sector is complete, the Advisors identify those sub-sectors or industries that they believe are most attractive based on their long-term macro view.

 Bottom-up security selection is focused on identifying the most compelling investment opportunities within each industry. The Advisors seek to identify reasonably priced companies with attractive long-term prospects, quality management and strong cash-flow growth.

Portfolio Managers

Denis J. Walsh III, CFA, Managing Director and portfolio manager, is a member of BlackRock's Global Resources team responsible for small cap and all cap energy portfolios.  Prior to joining BlackRock in 2005, Mr. Walsh was a Managing Director with State Street Research & Management (SSR). He joined SSR in 1999 as a research analyst covering the energy and industrial sectors and was also on the portfolio management team for the State Street Research Large Cap Analyst Fund. Earlier, he was a senior equity research analyst with Fleet Investment Advisors, where he covered energy and transportation stocks. Earlier, he held positions with Bounty Management Corp. and W.E. Donaghue.   Mr. Walsh was named a "Best of the Buy Side" analyst by Institutional Investor each year from 2000 through 2005.  He earned a BA degree from the University of Massachusetts in 1982, and an MS degree in finance from Boston College in 1992.

Dan J. Rice III, CPA, Managing Director and portfolio manager, is a member of BlackRock's Global Resources team responsible for managing small cap and all cap energy portfolios. Mr. Rice's service with the firm dates back to 1984, including his years with State Street Research & Management (SSRM), which merged with BlackRock in 2005. At SSRM, he was a Senior Vice President and portfolio manager responsible for small cap and all cap energy products. Prior to joining SSRM, Mr. Rice was a Vice President and portfolio manager with Fred Alger Management. Earlier in his career, Mr. Rice was a Vice President and analyst with EF Hutton and an analyst with Loomis Sayles and Co. He began his career in 1975 as an auditor with Price Waterhouse & Co.

Daniel J. Neumann, CFA, Director and energy analyst, is a member of BlackRock's Global Resources team.  Prior to joining BlackRock in 2005, Mr. Neumann was a Vice President and fixed income analyst with State Street Research & Management. He was responsible for coverage of the electric utility, natural gas distribution and pipeline sectors. From 1999 to 2004, he was with Bank of America Securities LLC as an equity research associate focusing on the energy sector. He began his career with PaineWebber Incorporated in 1997 as an investment banking analyst.  Mr. Neumann earned a BA in economics and English from Boston College in 1997.

Kyle G. McClements , CFA, Managing Director, is a member of the Fundamental Equity platform within BlackRock's Portfolio Management Group.  He is a senior trader responsible for executing equity derivatives and options trades.  Mr. McClements' service with the firm dates back to 2004, including his years with State Street Research & Management (SSRM), which merged with BlackRock in 2005. At SSRM, Mr. McClements was a Vice President and senior derivatives strategist responsible for equity derivative strategy and trading in the Quantitative Equity Group at State Street Research. Prior to joining State Street Research in 2004, Mr. McClements was a senior trader/analyst at Deutsche Asset Management, responsible for derivatives, equity program, technology and energy sector, and foreign exchange trading. Mr. McClements began his career in 1994 as a derivatives analyst with Donaldson Lufkin & Jenrette responsible for pricing and performance analytics for the derivatives trading desk. Mr. McClements earned a BA degree in economics and political science from the University of Pennsylvania in 1993 and an MBA degree in finance and corporate accounting from the University of Rochester in 1998.

Christopher M. Accettella , Director, is a member of the Fundamental Equity platform within BlackRock's Portfolio Management Group. He is a trader responsible for executing equity derivatives and options trades.  Prior to joining BlackRock in 2005, Mr. Accettella was an institutional sales trader with American Technology Research. From 2001 to 2003, he was with Deutsche Asset Management where he was responsible for derivatives and program trading. Prior to that, he was a senior associate in the Pacific Basin Equity Group at Scudder Investments Singapore Limited. Mr. Accettella began his investment career in 1997 as a portfolio analyst in the European Equity group of Scudder Kemper Investments, Inc. Mr. Accettella earned a BA degree in economics and Asian studies from Colgate University in 1997.

Investment Process

The Advisors will employ their investment process in connection with the Trust.  Throughout this process, the portfolio managers will:

▪
Develop a macroeconomic view of the commodity and natural resources industries and businesses.  This includes understanding energy fundamentals such as supply of and demand for inventories of oil, natural gas, gold, base metals and industrial metals and energy, natural resources and commodities-related resources;

▪	Conduct a risk/reward analysis of the commodity and natural resources industries and businesses;

▪	Determine what it believes to be the optimal portfolio position;

▪
Identify stocks with what it believes to be attractive characteristics. These characteristics include a company's viability as a long-term prospect price-to-earnings, price-to-book, price-to-cash flow and debt-to-cash flow ratios, net asset value, the quality of the company's management and relative cash flows as well as how the company will likely be affected by the fundamental outlook for the industry or business; and

▪	Continually monitor portfolio risk.

Investment Management Agreement

Pursuant to an investment management agreement among BlackRock Advisors, the Trust and the Subsidiary, the Trust and the Subsidiary have agreed to pay BlackRock Advisors an aggregate management fee at an annual rate equal to 1.20% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust's interest in the Subsidiary) and the average daily value of the net assets of the Subsidiary, which fee shall be allocated pro rata between the Trust (excluding the value of the Trust's interest in the Subsidiary) and the Subsidiary based on the average daily value of their respective net assets.  BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the Trust's and the Subsidiary's management fees in the following amounts for the next eight years:

0.20%	Years 1-5
0.15%	Year 6
0.10%	Year 7
0.05%	Year 8

In addition to the fees paid to BlackRock Advisors, the Trust and the Subsidiary, each pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Advisors), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Sub-Investment Management Agreement

Pursuant to a sub-investment management agreement between BlackRock Advisors, the Sub-Advisor, the Trust and the Subsidiary, the Sub-Advisor will perform certain of the day-to-day investment management of the Trust and the Subsidiary.  The Sub-Advisor will receive a portion of the management fee received by BlackRock Advisors from the Trust and the Subsidiary.  From the management fees received by BlackRock Advisors from the Trust and the Subsidiary, BlackRock Advisors will pay the Sub-Advisor for serving as sub-advisor to the Trust and the Subsidiary, a fee equal to 50% of the monthly management fees received from the Trust and the Subsidiary; provided thereafter that the Sub-Advisor may be compensated at cost for any non-investment advisory services rendered to the Trust and the Subsidiary at the request of BlackRock Advisors and approved of by the Board.   A discussion regarding the basis for the approval of the investment management agreement and sub-investment management agreement by the Board will be available in the Trust's first report to shareholders.

NET ASSET VALUE

The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets.  Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange ("NYSE") on each business day on which the NYSE is open for trading. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) from the Trust's total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

The Trust fair values its financial instruments at market value using independent broker-dealer quotes or approved pricing services under policies approved by the Board.  Equity securities that are traded on a recognized securities exchange (e.g., the NYSE), separate trading boards of a securities exchange, or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price  or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used.  Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price.  If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security, in which case such asset will be treated as a Fair Value Asset (as defined herein).  Investments in open-end investment companies are valued at net asset value each business day.  Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the NYSE.  Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Swap agreements are valued utilizing quotes received by the Trust's pricing service or through broker-dealers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments.   Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price available is valued at the last bid (long positions) or ask (short positions) price.  If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option , in which case such asset will be treated as a Fair Value Asset . Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.   Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges.  Other types of derivatives for which quotes may not be available are valued at fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment are fair valued (“Fair Value Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust's board of trustees .  When determining the price for Fair Value Assets, the Advisor and/or the Sub-Advisor seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction.  Fair value determinations shall be based upon all available factors that the Advisor and/or Sub-Advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.  Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If significant events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be deemed Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

The Subsidiary is subject to the same valuation policies as the Trust.  The Trust’s investment in the Subsidiary is valued based on the value of the Subsidiary’s portfolio investments.  The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Trust, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market each business day to reflect changes in the market value of the investment.

DISTRIBUTIONS

Commencing with the Trust's initial distribution, the Trust intends to make regular quarterly cash distributions of all or a portion of its net investment income to common shareholders.  We expect to declare the initial quarterly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial quarterly dividend approximately 90 to 120 days after completion of this offering.  The Trust will pay common shareholders at least annually all or substantially all of its investment company taxable income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares or other forms of leverage utilized by the Trust.  The Trust intends to pay any capital gains distributions at least annually.  The Investment Company Act generally limits the Trust to one capital gain distribution per year, subject to certain exceptions.

The Trust may, pursuant to an SEC exemptive order granted to certain of BlackRock's closed-end funds, adopt a plan to support a level distribution of income, capital gains and/or return of capital (the “Level Distribution Plan”).  The Level Distribution Plan will be approved by the Trust's Board of Trustees and consistent with the Trust's investment objectives and policies.  Under the Level Distribution Plan, the Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Code.  If sufficient investment income is not available on a quarterly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution.  Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.  Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Level Distribution Plan.  The Trust’s total return performance on net asset value will be presented in its financial highlights table, which will be available in the Trust's shareholder report, every six-months.  The Board may amend, suspend or terminate the Level Distribution Plan without prior notice if it deems such actions to be in the best interests of the Trust or its shareholders.  The suspension or termination of the Level Distribution Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions.  Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.  Please see "Risks" for a more complete description of the Trust's risks.

The tax treatment and characterization of the Trust's distributions may vary significantly from time to time because of the varied nature of the Trust's investments.  In light of the Trust's investment policies, the Trust anticipates that the Investment Company Act will require it to accompany each quarterly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made.  The Trust will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Trust's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year.  As a result, there is a possibility that the Trust may make total distributions during a calendar or fiscal year in an amount that exceeds the Trust's net investment income and net capital gains for the relevant fiscal year. In such situations, the amount by which the Trust's total distributions exceed its net investment income and net capital gains would generally be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Trust's income, including the asset mix and average maturity of the Trust's portfolio, the amount of leverage utilized by the Trust and the cost of such leverage and the Trust's use of hedging. To permit the Trust to maintain a more stable quarterly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period.  The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust's net asset value and, correspondingly, distributions from undistributed income will deduct from the Trust's net asset value.

Under normal market conditions, the Advisors will seek to manage the Trust in a manner such that the Trust's distributions are reflective of the Trust's current and projected earnings levels; provided, however, the distribution level of the Trust is subject to change based upon a number of factors, including the current and projected level of the Trust's earnings, and may fluctuate over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to common shareholders.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared for your common shares of the Trust will be automatically reinvested by  The Bank of New York Mellon (the "Plan Administrator"), administrator for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust.  Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by The Bank of New York Mellon , as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting The Bank of New York Mellon , as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.  Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you.  If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered.  Whenever the Trust declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere.  If, on the payment date for any Dividend, the closing market price per common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants.  The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Trust will pay quarterly income Dividends.  If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value per common share is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to common shares issued directly by the Trust as a result of dividends or capital gains distributions payable either in common shares or in cash.  The Plan Administrator's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust.  However, each participant will pay a per share fee incurred in connection with Open-Market Purchases.  The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to a $ 0.02 per share sold fee.  All per share fees include any brokerage commission the Plan Administrator is required to pay.

The Trust reserves the right to amend or terminate the Plan.  There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Administrator at The Bank of New York Mellon, P.O. Box 358035, Pittsburgh, PA 15252-8035; or by calling 1-866-216-0242 .

DESCRIPTION OF SHARES

Common Shares

The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of November 19 , 2010 (the "Agreement and Declaration of Trust"). The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share.  Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. If and whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. See "Description of Shares — Preferred Shares" in the Statement of Additional Information. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Trust has no present intention to offer preferred shares. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

The Trust’s common shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol "  ." Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and the amount of the offering expenses paid by the Trust.  See "Summary of Trust Expenses."

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions.  Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in equity securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.   See the Statement of Additional Information under "Repurchase of Common Shares."

Preferred Shares

The Trust has no current intention of issuing preferred shares.   Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's total assets is at least 200% of such liquidation value. If the Trust issues preferred shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisor from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies. Please see the Trust's Statement of Additional Information for more information.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of the Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A trustee may be removed from office for cause only, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.  The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

•	the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 10 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Trust to an open-end fund.

For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of shareholders generally.  Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CLOSED-END FUND STRUCTURE

The Trust is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund).  Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Trust's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.

TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the IRS, possibly with retroactive effect.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. This discussion assumes that the Trust's shareholder's hold their common shares as capital assets (generally, assets held for investment) for U.S. federal income tax purposes . No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning large positions in the Trust). The discussion set forth herein does not constitute tax advice. Shareholders are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

The Trust intends to elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the Trust must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss).  The Trust intends to distribute at least annually substantially all of such income and gain.  If the Trust retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates.  In addition, if the Trust fails to qualify as a regulated investment company for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Distributions paid to you by the Trust from its investment company taxable income are generally taxable to you as ordinary income to the extent of the Trust's current and accumulated earnings and profits. Certain properly designated distributions may, however, qualify (provided that holding period and other requirements are met by both the Trust and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, for taxable years beginning on or before December 31, 2012 , as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.  There can be no assurance as to what portion of the Trust's distributions will qualify for the dividends received deduction or for treatment as qualified dividend income or as to whether the favorable tax treatment for qualified dividend income will be extended by Congress for taxable years beginning after 2012 .

Distributions made to you from an excess of net long-term capital gain over net short-term capital loss ("capital gain dividends"), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gains if they have been properly reported by the Trust, regardless of the length of time you have owned Trust shares. For individuals, long-term capital gains are generally taxed at a reduced maximum rate.

If, for any calendar year, the Trust's total distributions exceed both the current taxable year's earnings and profits and accumulated earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder's basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares. Generally, on or before February 15th of each year, you will be provided with a written notice designating the amount of ordinary dividend income, capital gain dividends and other distributions (if relevant).

The sale or other disposition of shares of the Trust will generally result in capital gain or loss to you which will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by you (including amounts credited to you as an undistributed capital gain dividend). Any loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical shares are acquired

(whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain will currently be taxed at the U.S. federal income tax rates applicable to ordinary income, while long-term capital gain generally will be taxed at a reduced maximum U.S. federal income tax rate.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Trust issues preferred shares, then the Trust intends each year to allocate its ordinary income, net capital gain and other relevant items (if any) between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Dividends and other taxable distributions are taxable to shareholders. If the Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends and certain other payments paid to non-exempt holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. In addition, the Trust may be required to withhold on distributions to non-U.S. Shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus . Shareholders are urged to consult their tax advisors regarding the U.S. federal, foreign, state and local tax consequences of investing in the Trust.

UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement dated                      , 2011 , each underwriter named below, for which                is acting as the representative, has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of Common Shares set forth opposite such underwriter.

Underwriter	Number of Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated, severally and not jointly, to purchase all the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased.

In the underwriting agreement, the Trust, the Advisor and the Sub- Advisor have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of these liabilities .

Commissions and Discounts

The underwriters propose to initially offer some of the Common Share directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $     per Common Share. The sales load investors in the Trust will pay of $.90 per Common Shares is equal to 4.5% of the initial offering price. The underwriters may allow, and dealers may reallow, a discount not in excess of $     per Common Share on sales to other dealers. After the initial public offering the concession and discount may be changed. Investors must pay for any Common Shares purchased on or before     , 2011.

The following table shows the public offering price, estimated offering expenses, sales load and proceeds, to the Trust. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Common Share	Without Option	With Option
Public offering price	$20.00	$	$

Sales load	$.90	$	$

Estimated offering expenses	$.04	$	$

Proceeds, after expenses, to the Trust	$19.06	$	$

The expenses of the offering are estimated at $.04 per Common Share and are payable by the Trust. The Trust has agreed to pay the underwriters $           per Common Share for each Common Share purchased by the underwriters, as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Trust for the partial reimbursement to the underwriters will not exceed         % of the total price to the public of the Common Shares sold in this offering. Offering expenses paid by the Trust may include reimbursement to the Advisor, the Sub-Advisor or their affiliates for expenses incurred in connection with the offering.  The Trust will pay organizational and offering expenses of the Trust (other than the sales load) up to $      per Common Share, which may include a reimbursement of BlackRock Advisors’ expenses incurred in connection with this offering.  The Trust will pay its organizational costs in full out of its seed capital prior to completion of this offering.  Any offering cost paid by the Trust will be deducted from the proceeds of the offering received by the Trust.  BlackRock Advisors has agreed to pay such organizational and offering expenses of the Trust (other than the sales load, but inclusive of such $           per Common Share reimbursement) to the extent that organizational and offering expenses (other than the sales load, but inclusive of such $          per Common Share reimbursement) exceed $        per Common Share.

Overallotment Option

The Trust has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the preceding table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize their price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

Neither the Trust nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Trust nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Trust has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the underwriting agreement.

The Trust anticipates that the underwriters may from time to time act as brokers or dealers in executing the Trust's portfolio transactions after they cease to be underwriters of the Common Shares, and may also act as placement agent for issuers whose securities the Trust purchases in direct placement transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

The Common Shares will be sold so as to ensure that the NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

The Advisor (and not the Trust) has agreed to pay from its own assets to     a structuring fee in an amount equal to     % of the total price to the public of the Common Shares sold by     in this offering for advice relating to the structure, design and organization of the Trust and the distribution of its Common Shares. The structuring fee paid to     will not exceed     % of the total price of the Common Shares sold in this offering.

The Advisor (and not the Trust) may also pay certain qualifying underwriters a structuring fee, a sales incentive fee or, alternatively, additional compensation in connection with the offering. The total amounts of these payments will not exceed % of the total price of the Common Shares sold in this offering.

In addition, the sum total of all compensation to the underwriters in connection with this offering of Common Shares will not exceed in the aggregate 9% of the total price to the public of the Common Shares sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Trust, including the Advisor and Sub-Advisor.

The Trust anticipates that     and other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Trust anticipates that underwriters other than     may from time to time act as dealers in connection with the execution of portfolio transactions.

The principal business address of     is     .

CUSTODIAN AND TRANSFER AGENT

The Custodian of the assets of the Trust is The Bank of New York Mellon .  The Custodian performs custodial, trust accounting and portfolio accounting services.   The Bank of New York Mellon will also serve as the Trust's Transfer Agent with respect to the common shares.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the Underwriters by Clifford Chance US LLP, New York, New York.  Clifford Chance US LLP may rely on                      as to matters of Delaware law.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share such information with select parties.

The Trust obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Trust receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Trust, its affiliates or others; (iii) information the Trust receives from a consumer reporting agency; and (iv) from visits to the Trust's or its affiliates' websites.

The Trust does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Trust may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Trust restricts access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Trust to provide you with additional or different privacy-related rights beyond what is set forth above, then the Trust will comply with those specific laws, rules or regulations.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds	A-2
Investment Objectives and Policies	A-2
Investment Policies and Techniques	A-3
Other Investment Policies And Techniques	A-11
Additional Risk Factors	A-14
Management of the Trust	A-20
Portfolio Transactions and Brokerage	A-36
Conflicts of Interest	A-37
Description Of Shares	A-43
Repurchase Of Common Shares	A-44
Tax Matters	A-45
Independent Auditors' Report	F-1
Appendix A General Characteristics and Risks of Strategic Transactions	A-1
Appendix B Proxy Voting Policies	B-1

Until      , 2011 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligations to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

               Shares

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST

Common Shares

$           per Share

PROSPECTUS

, 2011

SUBJECT TO COMPLETION, DATED  FEBRUARY 11, 2011

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Resources & Commodities Strategy Trust (the "Trust") is a non-diversified, closed-end management investment company with no operating history.  This Statement of Additional Information relating to common shares does not constitute a Prospectus, but should be read in conjunction with the Prospectus relating thereto dated               , 2011 .  This Statement of Additional Information, which is not a Prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus prior to purchasing such shares.  A copy of the Prospectus may be obtained without charge by calling (800) 882-0052.  You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's website (http://www.sec.gov).  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

Use of Proceeds	A-2
Investment Objectives and Policies	A-2
Investment Policies and Techniques	A-3
Other Investment Policies And Techniques	A-11
Additional Risk Factors	A-14
Management of the Trust	A-20
Portfolio Transactions and Brokerage	A-36
Conflicts of Interest	A-37
Description Of Shares	A-43
Repurchase Of Common Shares	A-44
Tax Matters	A-45
Independent Auditors' Report	F-1
Appendix A General Characteristics and Risks of Strategic Transactions	A-1
Appendix B Proxy Voting Policies	B-1

This Statement of Additional Information is dated           , 2011 .

USE OF PROCEEDS

Pending investment in securities that meet the Trust's investment objectives and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described below under "Investment Policies and Techniques — Cash Equivalents and Short-Term Debt Securities" If necessary to invest fully the net proceeds of this offering immediately, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly. We currently anticipate that the Trust will be able to invest all of the net proceeds in accordance with the Trust's investment objectives and policies within approximately three months after the completion of this offering.

INVESTMENT OBJECTIVES AND POLICIES

Investment Restrictions

Except as described below, as a fundamental policy, the Trust may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

(1) invest 25% or more of the value of its total assets in any one industry (except that the Trust will invest at least 25% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives) ;

(2) issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act") or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objectives and policies or the entry into repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

(5)   purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets; or

(6) purchase or sell commodities or commodity contracts except as, and to the extent, permitted by applicable law.   This restriction shall not prevent the Trust from purchasing or selling, commodity-related instruments and investments, including commodity-linked derivatives such as commodity-linked notes, options, futures and forward contracts, and swaps with respect to individual commodities or indices and securities or other instruments backed by physical commodities, to the extent permitted by applicable law.

When used above with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The policies enumerated above are the Trust's only fundamental policies that require a shareholder vote to change.  The Trust's investment objectives and all of its other investment policies adopted from time to time may be changed by the Board without shareholder approval.

In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board.  The Trust may not:

(1)   make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 15 % of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 15 % of the then outstanding securities of that class.  The Trust may also make short sales "against the box" without respect to such limitations.  In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any regulations promulgated or exemptive relief obtained thereunder;

(3) under normal market conditions, invest less than 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resource s companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural res ources, including commodity -linked derivatives such as commodity-linked notes, commodity futures, forward contracts  and swaps and other similar derivative instruments and investment vehicles that invest in commodities and commodity -linked derivatives; the Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders; or

(4) purchase securities of companies for the purpose of exercising control.

In accordance with the Investment Company Act, the Trust may invest up to 10% of its total assets in securities of other investment companies.  In addition, under the Investment Company Act the Trust may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Trust’s total assets may be invested in securities of any investment company.  Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including exchange traded funds.

The restrictions and other limitations set forth in the Trust's Prospectus and in this Statement of Additional Information will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.  Any investment policy or restriction described in the Prospectus or in this Statement of Additional information is deemed to be a non-fundamental policy or restriction of the Trust, unless otherwise stated.

In addition, to comply with federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer and such securities do not represent more than 10 percent of the voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

The assets of the Subsidiary and the assets of the Trust, taken as a whole, will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Trust.  The Trust and Subsidiary test for compliance with certain investment restrictions on a consolidated basis.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the Prospectus.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Cash equivalents and short-term debt investments are defined to include, without limitation, the following:

(1)   U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)   Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

(3)   Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)   Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5)   Registered money market funds, which are a type of mutual fund that is required by law to invest in low-risk securities. Money market funds typically invest in government securities, certificates of deposits, commercial paper of companies, and other highly liquid and low-risk securities.

Equity Securities

While the Trust will primarily invest in common stocks of commodity or natural resources companies , it may also invest in other equity securities including preferred stocks, convertible securities, warrants, depository receipts and equity interests in Canadian Royalty Trusts. The Trust's investments in preferred stock and convertible securities are not subject to a minimum rating limitation.

Preferred Stock.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

Warrants.    Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Depository Receipts.  The Trust may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

Canadian Royalty Trusts.    A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These funds generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust's units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Master Limited Partnership Interests

MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

MLP Common Units.  MLP common units represent a limited partnership interest in the MLP.  Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP.  We intend to purchase common units in market transactions as well as directly from the MLP or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. MLPs generally distribute all available cash flow

(cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions.  Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights.  In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP Subordinated Units. MLP subordinated units are typically not listed on an exchange or publicly traded.  The Trust will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner.  MLP subordinated units do not provide arrearage rights.  Subordinated units typically have limited voting rights similar to common units.  Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

MLP Preferred Units.  MLP preferred units are typically not listed on an exchange or publicly traded.  The Trust will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.  Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

I-Shares.  I-Shares represent an ownership interest issued by an affiliated party of an MLP.  The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units.  I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions.  However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units.  Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions.  I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.  The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes.  I-Shares are traded on the New York Stock Exchange (the "NYSE").

 Energy Sector Investments.  Many MLP entities operate within the energy sector. Therefore, a substantial proportion of the MLP entities in which the Trust invests are concentrated in the energy sector of the economy. MLP entities and other companies operating in the energy sector, in which the Trust may invest, engage in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal, or exploring, developing, managing or producing such commodities or products.

Other Sectors Investments.  The Trust may invest in MLP entities operating in any sector of the economy. MLP entities and other companies operating in the natural resources sector, include companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.  MLP entities and other companies operating in the real estate sector, include companies which may develop land, own or manage residential, commercial and undeveloped properties, own mortgage securities, and provide financing to owners and developers of multi-family housing or other real estate or building ventures.

Structured Products

The Trust may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes the Trust to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Trust.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital.  Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.  The Trust currently does not intend to invest in structured notes that involve leverage.

Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Trust's investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.

Strategic Transactions and Other Management Techniques

Consistent with its investment objectives and policies set forth herein, the Trust may also enter into certain hedging and risk management transactions or transactions to enhance total return.  In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, financial indices and futures contracts, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures , and may enter into various interest rate transactions and other derivatives transactions (collectively, "Strategic Transactions").  Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities.  Any or all of these Strategic Transactions may be used at any time whether for hedging and risk management or to enhance total return.  There is no particular strategy that requires use of one technique rather than another.  Use of any Strategic Transaction is a function of market conditions.  The ability of the Trust to hedge them successfully will depend on the Advisors' ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured.  The Strategic Transactions that the Trust may use are described below.

Futures Contracts and Options on Futures Contracts.  In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above.  The Trust primarily intends to engage in such transactions for bona fide risk management and other portfolio management purposes.

The Trust may enter into commodity futures contracts.  Commodity futures contracts are agreements between two parties.  One party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made.  Commodity futures contracts are traded on futures exchanges.  These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market.  Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session.  Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Trust's obligation is to the clearinghouse, and the Trust will look to the clearinghouse to satisfy the Trust's rights under the futures contract.

Some (not all exchanges have price change limits) commodity futures exchanges impose on each commodity futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Trust wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Trust invests in commodity futures contracts, the assets of the Trust, and therefore the prices of Trust shares, may be subject to greater volatility.

The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract.  This process of marking-to-market is designed to prevent losses from accumulating in any futures account.  Therefore, if the Trust's futures positions have declined in value, the Trust may be required to post additional margin to cover this decline.  Alternatively, if the Trust's futures positions have increased in value, this increase will be credited to the Trust's account.

Forward Foreign Currency Contracts.    The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into.  Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.  The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.  The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.  The Trust may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency.  Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  The Trust could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated.  This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Trust's existing investments are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies. The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term strategy is highly uncertain.

Options in General.  Options may be exchange traded or traded over-the-counter (off the exchange markets) directly with dealers.  Over-the-counter options are not traded on an exchange.  They are traded directly with dealers.  To the extent an over-the-counter option is a tailored investment for the Trust, it may be less liquid than an exchange-traded option.  Further, as with other derivative investments, over-the-counter options are subject to counterparty risk.  The Trust will have the credit risk that the seller of an over-the-counter option will not perform its obligations under the option agreement if the Trust exercises the option.  The Trust may buy and sell over-the-counter options on commodity indices, individual commodities, commodity futures contracts, securities, financial indices, interest rates, currencies and swaps.

The Trust may also buy and sell trade listed options on commodity futures contracts.  Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.  The Trust may purchase and sell options on commodity futures listed on U.S. and foreign futures exchanges.  Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.  The Trust may also buy and sell exchange listed options on securities, commodity indices, financial indices, interest rates and currencies.

The Trust may also trade options on swap contracts or "swap options."  Swap call options provide the holder of the option with the right to enter a swap contract having a specified (strike) swap formula, while swap put options provide the holder with the right to sell or terminate a swap contract.  Swap options are not exchange-traded and the Trust will bear the credit risk of the option seller.  Additionally, if the Trust exercises a swap call option with the option seller, the credit risk of the counterparty is extended to include the term of the swap agreement.

Calls on Securities, Indices and Futures Contracts.  In order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets.  A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period.  All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements).  A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument that it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price.  Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Puts on Securities, Indices and Futures Contracts.  As with calls, the Trust may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price.  The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions.  In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

Interest Rate Transactions.  The Trust may enter into interest rate swaps and purchase or sell interest rate caps and floors primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are entered into for good faith risk management purposes, the Advisors and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Credit Default Swap Agreements and Similar Instruments.  The Trust may enter into credit default swap agreements, a type of derivative, for hedging purposes or to seek to increase its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Trust.  The Trust enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trust may either buy or sell (write) credit default swaps on single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Trust will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

Credit Linked Securities.  Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities, in order to provide exposure to certain high yield or other fixed income markets.  A credit-linked security is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).  Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuing trust’s receipt of payments from, and the issuing trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuing trust invests.  For instance, the issuing trust may sell one or more credit default swaps, under which the issuing trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuing trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.  This, in turn, would reduce the amount of income and principal that the Trust would receive as an investor in the Trust.  The Trust's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Total Return Swap Agreements.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to the Trust’s portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Trust thereunder. Swap agreements also bear the risk that the Trust will not be able to meet its obligation to the counterparty. Generally, the Trust will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Trust.  If the total return swap transaction is entered into on other than a net basis, the full amount of the Trust’s obligations will be accrued on a daily basis, and the full amount of the Trust’s obligations will be segregated by the Trust in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Trust initially to make an equivalent direct investment, plus or minus any amount the Trust is obligated to pay or is to receive under the total return swap agreement.

Credit Derivatives.  The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

New Products.  The financial markets continue to evolve and financial products continue to be developed. The Trust reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Trust currently is not subject.

Appendix A contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options.  The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisor; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

Certain provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code") may restrict or affect the ability of the Trust to engage in Strategic Transactions.  See "Tax Matters."

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board ("Qualified Institutions").  By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis); (iii) the loan be made subject to termination by the Trust at any time; and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.  Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days.  All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors, and will be considered in making decisions with respect to lending securities, subject to review by the Board.

The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board.  In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

Below Investment Grade Securities

The Trust may invest in securities rated below investment grade, such as those rated Ba or below by Moody's or BB or below by S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by the Advisor or Sub-Advisor to be of comparable quality. Securities rated Ba and below by Moody's and Fitch are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on the Advisor's credit analysis than would be the case when the Trust invests in rated securities.

ADDITIONAL RISK FACTORS

Preferred Stock Risk

The Trust may invest in preferred stock. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Trust may invest may be convertible preferred stocks, which have risks similar to convertible securities as described below in “—Convertible Securities Risk.”

Convertible Securities Risk

The Trust may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Below Investment Grade Securities Risk

The Trust may invest in securities that are rated below investment grade, which are commonly referred to as "junk bonds" and are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal.  Lower grade securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

Securities Lending Risk

The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral or the limit prescribed by applicable law to banks, brokers and other financial institutions.  In return, the Trust would receive collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Trust would also maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned.  The Trust would also receive the income on the loaned securities.  Where the Trust receives securities as collateral, the Trust receives a fee for its loans from the borrower and does not receive the income on the collateral.  Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower.  As a result, the Trust’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.  The Trust would be obligated to return the collateral to the borrower at the termination of the loan.  The Trust could suffer a loss in the event the Trust must return the cash collateral and there are losses on investments made with the cash collateral.  In the event the borrower defaults on any of its obligations with respect to a securities loan, the Trust could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. The Trust could also experience delays and costs in gaining access to the collateral.  The Trust may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Trust has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Trust and to retain an affiliate of the Trust as lending agent. Pursuant to that order, the Trust has retained an affiliated entity of the Advisor as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Advisor or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Advisor or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Advisor’s waiver of a portion of its advisory fee.

The Trust would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Trust in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSROs, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CDs, BAs and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, acts as securities lending agent for the Trust and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Trust's securities lending program. BIM may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIM or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Trust may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the SEC.

Repurchase Agreements Risk

Subject to its investment objectives and policies, the Trust may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will sell the securities back to the institution at a fixed time in the future. The Trust does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Trust seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Trust follows procedures approved by the Trust’s Board of Trustees that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Trust generally will seek to liquidate such collateral. However, the exercise of the Trust’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Trust could suffer a loss.

When-Issued and Delayed-Delivery Transactions Risk

The Trust may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Trust with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Trust to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Trust will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Risk Factors in Strategic Transactions and Derivatives

 In addition to Appendix A, the following contains risk factors associated with derivatives. Derivatives are volatile and involve significant risks, including:

The Trust's use of derivatives may reduce its returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately. The Trust could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Trust holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust's hedging transactions will be effective. The income from certain derivatives may be subject to federal income tax. Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. Securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Trust, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Trust seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Trust could receive lower interest payments or experience a reduction in the value of the derivative to below what that Trust paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Trust will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Trust to potential losses that exceed the amount originally invested by the Trust. When the Trust engages in such a transaction, the Trust will deposit in a segregated account liquid assets with a value at least equal to the Trust's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction, but will not limit the Trust's exposure to loss.

Risks Associated with Options.  There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange")

may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Risks Associated with Futures.  The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Trust and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Commodity futures contracts involves additional risks relating to storage costs, reinvestment risk, economic factors and leverage.

Storage Costs – The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity.  These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the "convenience yield").  To the extent that these storage costs change for an underlying commodity while the Trust is long futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment Risk – In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price.  This can have significant implications for the Trust when it is time to replace an expiring contract with a new contract.  If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Trust might open the new futures position at a higher price or choose other related commodity investments.

Additional Economic Factors – The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, commodity-linked notes, commodity options and commodity swaps, than on traditional securities. These additional variables may create additional investment risks which subject the Trust's investments to greater volatility than investments in traditional securities.

Leverage – There is much greater leverage in futures trading than in stocks. The Trust is allowed to purchase futures contracts on margin. The initial margin requirements are typically between 5% and 15% of the notional value of the contract. That means the Trust is only required to pay up front between 5% to 15% percent of the notional value of the futures contract. Therefore, the Trust has a higher degree of leverage in its futures contract purchases than in its stock purchases.  As a result, there may be differences in the volatility of rates of return between securities purchases and futures contract purchases, with the returns from futures contracts being more volatile.

Risks Associated with Swaps.  Swaps are privately negotiated transactions between the Trust and a counterparty.  All of the rights and obligations of the Trust are detailed in the swap contract, which binds the Trust and its counterparty.  Because a swap transaction is a privately-negotiated contract, the Trust remains liable for all obligations under the contract until the swap contract matures or is purchased by the swap counterparty.  Therefore, even if the Trust were to sell the swap contract to a third party, the Trust would remain primarily liable for the obligations under the swap transaction. The only way for the Trust to eliminate its primary obligations under the swap agreement is to sell the swap contract back to the original counterparty. Additionally, the Trust must identify liquid assets on its books to the extent of the Trust's obligations to pay the counterparty under the swap agreement.  The Trust will also be exposed to the performance risk of its counterparty.  If the counterparty is unable to perform its obligations under the swap contract at maturity of the swap or any interim payment date, the Trust may not receive the payments due it under the swap agreement.

Total return commodity swaps expose the Trust to the price risk of the underlying commodity, index, futures or option contract or other economic variable. If the price of the underlying commodity, index, futures or option contract or other economic variable increases in value during the term of the swap, the Trust will receive the resulting price appreciation. However, if the price declines in value during the term of the swap, the Trust will be required to pay to its counterparty the amount of the price depreciation.  The amount of the price depreciation paid by the Trust to its counterparty would be in addition to the financing fee paid by the Trust to the same counterparty.

Although the swap market is well-developed for primary participants, there is only a limited secondary market.  Swaps currently are not traded or listed on an exchange and over-the-counter trading of existing swap contracts is limited.  Therefore, if the Trust wishes to sell its swap contract to a third party, it may not be able to do so at a favorable price.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.  Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Trust to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Trust to ascertain a market value for such instruments. The Trust will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Advisor anticipates the Trust can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.  Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Trust has unrealized gains in such instruments or has deposited collateral with its counterparties the Trust is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.  The Trust will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Trust with a third-party guaranty or other credit enhancement.

MANAGEMENT OF THE TRUST

Investment Advisor and Sub-Advisor

BlackRock Advisors, LLC acts as the Trust's investment advisor ("BlackRock Advisors" or the "Advisor") .  BlackRock Advisors is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Trust.  BlackRock Capital Management, Inc. acts as the Trust's sub-advisor (the "Sub-Advisor") .  BlackRock Capital Management, Inc. will perform certain of the day-to-day investment management of the Trust.  BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Capital Management, Inc., located at 55 East 52nd Street, New York, New York 10055, are wholly owned subsidiaries of BlackRock, Inc. ("BlackRock"), which is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide.  At December 31, 2010, BlackRock's assets under management was $3.561 trillion.

The BlackRock organization has over 20 years of experience managing closed-end funds and, as of December 31, 2010, advised  a registered closed-end fund family of 94 exchange-listed active funds with approximately $39.1 billion in assets. In addition, BlackRock advised three non-exchange-listed closed-end funds with approximately $792 million in assets.

BlackRock offers products that span the risk spectrum to meet clients' needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31, 2010, the firm has approximately 9,100 employees in 25 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Investment Management Agreement

The investment management agreement among BlackRock Advisors, the Trust and the Subsidiary (the "Investment Management Agreement") was approved by the Trust's Board at an in-person meeting of the Board held on February 11, 2011, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act).  This agreement provides for the Trust and the Subsidiary to pay an aggregate management fee at an annual rate equal to 1.20% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust's interest in the Subsidiary) and the average daily value of the net assets of the Subsidiary, which fee shall be allocated pro rata between the Trust (excluding the value of the Trust's interest in the Subsidiary) and the Subsidiary based on the average daily value of their respective net assets.   BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the Trust's and the Subsidiary's management fees in the following amounts for the next eight years:

0.20%	Years 1-5
0.15%	Year 6
0.10%	Year 7
0.05%	Year 8

The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust, the Subsidiary or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust, the Subsidiary or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust and the Subsidiary, subject to certain limitations and conditions.

Although BlackRock Advisors intends to devote such time and effort to the business of the Trust and the Subsidiary as is reasonably necessary to perform its duties to the Trust and the Subsidiary, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

The Investment Management Agreement was approved by the sole common shareholder of the Trust as of              , 2011 .  The Investment Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party.  The Investment Management Agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Management Agreement

BlackRock Capital Management, Inc. is a wholly owned subsidiary of BlackRock.  Pursuant to the sub-investment management agreement among BlackRock Advisors, BlackRock Capital Management, Inc., the Trust and the Subsidiary (the "Sub-Investment Management Agreement") , BlackRock Advisors has appointed BlackRock Capital Management, Inc., one of its affiliates, to perform certain of the day-to-day investment management of the Trust and the Subsidiary .  BlackRock Capital Management, Inc. will receive a portion of the management fee received by BlackRock Advisors.  From the management fees, BlackRock Advisors will pay BlackRock Capital Management, Inc. for serving as Sub-Advisor, a fee equal to 50 % of the monthly management fees received by BlackRock Advisors from the Trust and the Subsidiary ; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust and the Subsidiary at the request of BlackRock Advisors and approved of by the Board.

The Sub-Investment Management Agreement also provides that , in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Capital Management, Inc., its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust and the Subsidiary , subject to certain limitations.

Although BlackRock Capital Management, Inc. intends to devote such time and effort to the business of the Trust and the Subsidiary as is reasonably necessary to perform its duties to the Trust and the Subsidiary , the services of BlackRock Capital Management, Inc. are not exclusive and BlackRock Capital Management, Inc. provides similar services to other investment companies and other clients and may engage in other activities.

The Sub-Investment Management Agreement was approved by the Board at an in-person meeting of the Board held on February 11, 2011 , including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act).

The Sub-Investment Management Agreement was approved by the sole common shareholder of the Trust as of           , 2011 .  The Sub-Investment Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Investment Management Agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or  BlackRock Capital Management, Inc., on 60 days' written notice by either party to the other. The Sub-Investment Management Agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Matters Considered by the Board

A discussion regarding the basis for the approval of the respective initial and successor investment management agreement and sub-investment management agreement by the Board will be available in the Trust's first report sent to shareholders.

Trustees and Officers

The Board consists of ten individuals, eight of whom are Independent Trustees.  The registered investment companies advised by the Advisors or their affiliates (the "BlackRock-advised Funds") are organized into one complex of closed-end funds (the "Closed-End Complex"), two complexes of open-end funds (the "Equity-Liquidity Complex," and the "Equity-Bond Complex") and one complex of exchange-traded funds (the "Exchange-Traded Complex"; each such complex a "BlackRock Fund Complex").  The Trust is included in the Closed-End Complex.  The Trustees also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

The Board has overall responsibility for the oversight of the Trust.  The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a "Committee") is an Independent Trustee.  The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.  The Board also has one ad hoc committee, the Joint Product Pricing Committee.  The Chair of the Board's role is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings.  The Chair of each Committee performs a similar role with respect to such Committee.  The Chair of the Board or a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time.  The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Trust.  The Board has regular meetings five times a year, including a meeting to consider the approval of the Trust's investment advisory agreements, and may hold special meetings if required before its next regular meeting.  Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board.  The Board and each standing Committee conduct annual assessments of their oversight function and structure.  The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Advisors to manage the Trust on a day-to day basis.  The Board is responsible for overseeing the Advisors, other service providers, the operations of the Trust and associated risk in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Trust's Charter, and the Trust's investment objectives and strategies.  The Board reviews, on an ongoing basis, the Trust's performance, operations, and investment strategies and techniques.  The Board also conducts reviews of the Advisors and their role in running the operations of the Trust.

Day-to-day risk management with respect to the Trust is the responsibility of the Advisors or other service providers (depending on the nature of the risk), subject to the supervision of the Advisors.  The Trust is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  While there are a number of risk management functions performed by the Advisors or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Trust.  Risk oversight is part of the Board's general oversight of the Trust and is addressed as part of various Board and Committee activities.  The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Trust, the Advisors, and internal auditors for the Investment Advisor or its affiliates, as appropriate, regarding risks faced by the Trust and management's or the service provider's risk functions.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Trust's activities and associated risks.  The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its service providers.  The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Karen P. Robards (Chair), Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Trustees.  The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Trust.  The Audit Committee's responsibilities include, without limitation, (i) approving the selection, retention, termination and compensation of the Trust's independent registered public accounting firm (the "independent auditors") and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Trust; (iii) reviewing the conduct and results of each audit and discussing the Trust's audited and unaudited financial statements; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers and management's response to any such issues; (v) reviewing and discussing the Trust's audited and unaudited financial statements and disclosure in the Trust's shareholder reports relating to the Trust's performance; (vi) assisting the Board in considering the performance of the Trust's internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Trust management and the independent auditors regarding financial reporting.  A copy of the Audit Committee Charter for the Trust can be found at BlackRock's website.

The members of the Governance and Nominating Committee (the "Governance Committee") are R. Glenn Hubbard (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and Jerrold B. Harris, all of whom are Independent Trustees.  The principal responsibilities of the Governance Committee are (i) identifying individuals qualified to serve as Independent Trustees of the Trust and recommending Independent Trustee nominees for election by stockholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Trustee compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Trustees.

The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Trust's activities.  In so doing, the Governance Committee reviews the size of the Board, the ages of the current Trustees and their tenure on the Board, and the skills, background and experiences of the Trustees in light of the issues facing the Trust in determining whether one or more new Trustees should be added to the Board.  The Governance Committee believes that the Trustees as a group possess the array of skills, experiences and backgrounds necessary to guide the Trust.  The Trustee biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Trustees bring to the Trust.

Each Governance Committee may consider nominations for Trustees made by a Trust's stockholders as it deems appropriate.  Stockholders who wish to recommend a nominee should send a recommendation to the Trust's Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees or is required by the advance notice provision of the Trust's By-laws.  For a candidate to be considered by the Governance Committee, a stockholder must submit the recommendation in writing and must include:

•

the name and record address of the stockholder; the class or series and number of shares of the Trust which are owned beneficially or of record by the stockholder, a description of all arrangements or understandings between the stockholder and each proposed candidate and any other person or persons (including their names) in connection with the nomination(s) made by the stockholder, a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation and any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

•

the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Trust which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of trustees pursuant to Section 14 of the Exchange Act.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director/trustee if elected.  The Governance Committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.  A copy of the Governance Committee Charter for the Trust can be found at BlackRock's website.

The members of the Compliance Committee are Jerrold B. Harris (Chair), Kathleen F. Feldstein, Richard E. Cavanagh and R. Glenn Hubbard, all of whom are Independent Trustees.  The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock, and any subadvisor and the Trust's other third party service providers.  The Compliance Committee's responsibilities include, without limitation, (i) overseeing the compliance policies and procedures of the Trust and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Trust's compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Trust and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Trust's Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer's compensation.  The Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee (the "Performance Oversight Committee") are Frank J. Fabozzi (Chair), Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Trustees.  The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee the Trust's investment performance relative to the Trust's investment objectives, policies and practices.  The Performance Oversight Committee's responsibilities include, without limitation, (i) reviewing the Trust's investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Trust's investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Trust has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Trust's investments.  The Board has adopted a written charter for the Performance Oversight Committee.

The members of the Executive Committee are Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Trustees, and Richard S. Davis, who serves as an interested Trustee.  The principal responsibilities of the Executive Committee include, without limitation, (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board.  The Board has adopted a written charter for the Executive Committee.

The BlackRock-advised Funds are organized into one complex of closed-end funds (the "Closed-End Complex"), two complexes of open-end funds (the "Equity-Liquidity Complex," and the "Equity-Bond Complex") and one complex of exchange-traded funds (the "Exchange-Traded Complex"; each such complex, a "BlackRock Fund Complex").  The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex established the ad hoc Joint Product Pricing Committee comprised of nine members drawn from the members serving on the Boards of these BlackRock Fund Complexes.  Ms. Karen P. Robards is a member of the Joint Product Pricing Committee representing the Closed-End Complex.  Six Independent Trustees representing the Equity-Bond Complex and two Independent Trustees representing the Equity-Liquidity Complex, serve on the Product Pricing Committee.  The Joint Product Pricing Committee is chaired by Mr. John F. O'Brien.  The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes.  The Product Pricing Committee was formed on June 4, 2009.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships held during the past five years.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Trustees
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Trustee and Chairman of the Board	2007 to present

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, the Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				98 RICs consisting of 96 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Trustee, Vice Chair of the Board and Chairperson of the Audit Committee	2007 to present

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				98 RICs consisting of 96 Portfolios	AtriCure, Inc. (medical devices)
Frank J. Fabozzi(1) 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	2007 to present

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				98 RICs consisting of 96 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	2007 to present

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				98 RICs consisting of 96 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	2007 to present	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	98 RICs consisting of 96 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	2007 to present

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				98 RICs consisting of 96 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	2007 to present

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School's Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman Economic Policy Committee of the OECD from 2001 to 2003.

				98 RICs consisting of 96 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester(1) 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	2007 to present

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the Faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				98 RICs consisting of 96 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Interested Trustees †
Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

				168 RICs consisting of 288 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				168 RICs consisting of 288 Portfolios	None
______________________
*
Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007.  As a result, although the chart shows certain trustees as joining the Board in 2007, each director first became a member of the Board of Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh since 1994; Richard S. Davis since 2007; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1995; and Karen P. Robards since 1998.  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

**
For purposes of this chart, "RICs" refers to the legal investment companies into which investors invest and "Portfolios" refers to the investment programs of the RICs.  The Closed-End Complex is comprised of 99 RICs.  Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.

***	Directorships disclosed under this column do not include directorships disclosed under the column "Principal Occupation(s) During Past Five Years."
†
Messrs. Davis and Gabbay are "interested persons" (as defined in the Investment Company Act) of the Trust by virtue of their current or former positions with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc., each a wholly owned subsidiary of BlackRock.  Mr. Gabbay is also an "interested person" of the Trust based on his ownership of BlackRock and The PNC Financial Service Group, Inc. securities.

Experience, Qualifications and Skills

The Independent Trustees have adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the "Statement of Policy").  The Board believe that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy.  Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board have considered a variety of criteria, none of which, in isolation, was controlling.  The Board believe that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of stockholders.  Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust's investment adviser, sub-adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees.  Each Trustee's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.  The table below discusses some of the experiences, qualifications and skills of each of our Trustees that support the conclusion that they should serve (or continue to serve) on the Board.

Trustee	Experiences, Qualifications and Skills
Richard E. Cavanagh

Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies.  In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices.  Mr. Cavanagh created the "blue ribbon" Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements.  Mr. Cavanagh's service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions.  Mr. Cavanagh's long-standing service on the Board also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.  Mr. Cavanagh's independence from the Trust and the Trust's investment adviser enhances his service as Chair of the Board, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards
The Board benefit from Ms. Robards's many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities.  Ms. Robards's prior position as an investment banker at Morgan Stanley provides useful oversight of the Trust's investment decisions and investment valuation processes.  Additionally, Ms. Robards's experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Board with the benefit of her experience with the management practices of other financial companies.  Ms. Robards's long-standing service on the Board also provides her with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.  Ms. Robards's knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as the Chair of the Trust's Audit Committee.  Ms. Robards's independence from the Trust and the Trust's investment adviser enhances her service as a member of the Performance Oversight Committee and Executive Committee.  In addition, Ms. Robards is a member of the Joint Product Pricing Committee.

Frank J. Fabozzi
Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant.  Dr. Fabozzi was inducted into the Fixed Income Analysts Society's Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute.  The Board benefit from Dr. Fabozzi's experiences as a professor and author in the field of finance.  Dr. Fabozzi's experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas.  Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry.  Dr. Fabozzi's long-standing service on the Board also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.  Moreover, Dr. Fabozzi's knowledge of financial and accounting matters qualifies him to serve as a member of the Trust's Audit Committee.  Dr. Fabozzi's independence from the Trust and the Trust's investment adviser enhances his service as Chair of the Performance Oversight Committee.

Kathleen F. Feldstein
Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Board by providing business leadership and experience and knowledge of economics.  The Board benefit from Dr. Feldstein's experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies.  Dr. Feldstein's long-standing service on the Board also provides her with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.  In addition, Dr. Feldstein's independence from the Trust and the Trust's investment adviser enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn
Mr. Flynn brings to the Board a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry.  Mr. Flynn's five years as the Chief Financial Officer of JP Morgan & Co. provide the Board with experience on financial reporting obligations and oversight of investments.  Mr. Flynn's long-standing service on the Board also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.  Mr. Flynn's knowledge of financial and accounting matters qualifies him to serve as a member of the Trust's Audit Committee.  Mr. Flynn's independence from the Trust and the Trust's investment adviser enhances his service as a member of the Performance Oversight Committee.

Jerrold B. Harris
Mr. Harris's time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Board business leadership and experience and knowledge of the chemicals industry and national and international product distribution.  Mr. Harris's position as a director of BlackRock Kelso Capital Corporation brings to the Board the benefit of his experience as a director of a business development company governed by the Investment Company Act and allows him to provide the Board with added insight into the management practices of other financial companies.  Mr. Harris's long- standing service on the Board also provides him with a specific understanding of the Trust, its operations and the business and regulatory issues facing the Trust.  Mr. Harris's independence from the Trust and the Trust's investment adviser fosters his role as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.  In addition, Mr. Harris is a member of the Joint Product Pricing Committee.

R. Glenn Hubbard
Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States.  Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago.  Dr. Hubbard's experience as an adviser to the President of the United States adds a dimension of balance to the Trust's governance and provides perspective on economic issues.  Dr. Hubbard's service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies.  Dr. Hubbard's long-standing service on the Board also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.  Dr. Hubbard's independence from the Trust and the Trust's investment adviser enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester	The Board benefit from Dr. Kester's experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business

Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance.  Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide.  Dr. Kester's long-standing service on the Board also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.  Dr. Kester's knowledge of financial and accounting matters qualifies him to serve as a member of the Trust's Audit Committee.  In addition, Dr. Kester's independence from the Trust and the Trust's investment adviser enhances his service as a member of the Performance Oversight Committee.

Richard S. Davis
The Board benefit from Mr. Davis's experience as a Managing Director of BlackRock, Inc. and Chief Executive Officer of State Street Research & Management Company in light of his business leadership and experience.  Mr. Davis's experiences as the Chairman of State Street Research Mutual Funds and SSR Realty provide the Board with practical business knowledge and leadership in the investment management industry.  Mr. Davis's long-standing service on the Board also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.  Mr. Davis serves as a member of the Executive Committee.

Henry Gabbay
The Board benefit from Dr. Gabbay's many years of experience in administration, finance and financial services operations.  Dr. Gabbay's experience as a Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters.  Dr. Gabbay's former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Board with direct knowledge of the operations of the Trust and its investment advisers.  Dr. Gabbay's long-standing service on the Board also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.

Share Ownership

		Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Registered Investment Companies
	Dollar Range of Equity Securities in the Trust(*)

Name of Trustee

Independent Trustees
Richard E. Cavanagh	$0	over $100,000
Frank J. Fabozzi	$0	over $100,000
Kathleen F. Feldstein	$0	over $100,000
James T. Flynn	$0	over $100,000
Jerrold B. Harris	$0	over $100,000

R. Glenn Hubbard	$0	over $100,000
W. Carl Kester	$0	over $100,000
Karen P. Robards	$0	over $100,000
Interested Trustees
Richard S. Davis	$0	over $100,000
Henry Gabbay	$0	over $100,000

______________________
*

As of December 31, 2010.  The Trustees could not own shares in the Trust as of this date because the Trust had not yet begun investment operations.  The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Advisors or an affiliate thereof.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid an annual retainer of $250,000 per year for his or her services as a Board member of the Closed-End Complex, including the Trust, and each Independent Trustee may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chair of the Audit Committee, Compliance Committee, Governance Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively.  Each Audit Committee member is paid an additional annual retainer of $25,000.

Dr. Gabbay is an interested Trustee of the Trust and serves as an interested Board member of the other BlackRock-Advised Funds which compose the Closed-End Complex, Equity-Liquidity Complex, and the Equity-Bond Complex. Dr. Gabbay receives for his services as a Board member of each of the three BlackRock Fund Complexes, (i) an annual retainer of $487,500 allocated to the funds in the these three BlackRock Fund Complexes, including the Trust, based on their net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Trust) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Trustees serving on such boards. The Board of the Trust or of any other fund in a BlackRock Fund Complex may modify the trustees’ compensation from time to time depending on market conditions and Dr. Gabbay’s compensation would be impacted by those modifications.

The following table sets forth the estimated compensation that each of the Trustees would have earned from the Trust for the fiscal year ended October 30, 2010 and the aggregate compensation paid to them by all funds in the Closed-End Complex for the calendar year ended December 31, 2010.

		Aggregate
		Compensation from
	Aggregate	the Trust and other
	Compensation from	BlackRock-Advised
Name	the Trust	Funds(1)(2)

Richard E. Cavanagh	$3,202	$395,000(3)(9)
Frank J. Fabozzi	$2,553	$320,000(4)(5)(9)
Kathleen F. Feldstein	$2,164	$270,000(6)
James T. Flynn	$2,381	$275,000(4)
Jerrold B. Harris	$2,337	$275,000(10)
R. Glenn Hubbard	$2,250	$260,000(7)
W. Carl Kester	$2,381	$300,000(4) (9)
Karen P. Robards	$3,029	$400,000(4)(8) (9)(10)

*

Dr. Henry Gabbay received Auction Market Preferred Shares ("AMPS") Ad Hoc Committee member retainer of $25,000 for  the calendar year 2010 for serving as a member of the AMPS Ad Hoc Committee for certain funds in the Closed-End Complex.

(1)

Of these amounts, Trustees Cavanagh, Fabozzi, Feldstein, Flynn, Harris, Kester, and Robards deferred a portion of compensation paid in calendar year 2010, pursuant to the Closed-End Complex’s deferred compensation plan.

(2)	The Trust shall pay a pro rata portion quarterly (based on the relative net assets) of the above director/trustee fees paid by all of the funds in the Closed-End Complex for which they serve.
(3)	Mr. Cavanagh serves as Chair of each board of directors/trustees in the Closed-End Complex. For his services as Chair, Mr. Cavanagh receives $120,000 per annum by the Closed-End Complex.
(4)

Includes compensation for service on the Audit Committee. Ms. Robards receives $35,000 per annum for her service as Chair of the Audit Committee and all directors/trustees on the Audit Committee, including Ms. Robards, receive $25,000 per annum for their service on the Audit Committee.

(5)	Dr. Fabozzi receives $20,000 per annum for his service as Chair of the Performance Oversight Committee.
(6)	Dr. Feldstein receives $20,000 per annum for her service as Chair of the Compliance Committee.
(7)	Dr. Hubbard receives $10,000 per annum for his service as Chair of the Governance and Nominating Committee.
(8)

Ms. Robards serves as Vice-Chair of each board of directors/trustees in the Closed-End Complex. For her services as Vice-Chair of the Board, Ms. Robards receives $40,000 per annum by the Closed-End Complex.

(9)

Includes compensation for service on the AMPS Ad Hoc Committee for certain funds in the Closed-End Complex.  All directors/trustees in the Closed-End Complex on the AMPS Ad Hoc Committee received $25,000 for the calendar year 2010.

(10)

Includes compensation for services on the Joint Product Pricing Committee for the funds in the Closed-End Complex.  All directors/trustees in the Closed-end Complex on the Joint Product Pricing Committee received $25,000 for the calendar year 2010.

The Independent Trustees have agreed that a maximum of 50% of each Independent Trustee’s total compensation paid by the Supervised Funds may be deferred pursuant to the Supervised Funds’ deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain Supervised Funds selected by the Independent Trustee. This has approximately the same economic effect for the Independent Trustee as if they had invested the deferred amounts in such funds.  The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund.  A fund may, however, elect to invest in common shares of those funds in the Closed-End Complex selected by the Independent Trustee in order to match its deferred compensation obligation.

Independent Trustee Ownership of Securities

As of           , 2011, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Advisors, or an entity controlling, controlled by or under common control with the Advisors (not including registered investment companies).  As of, 2011, as a group, Trustees and officers owned less than 1% of the outstanding common shares in the Trust because the Trust is commencing its offering coincident with the date of the Prospectus.

Information Pertaining to the Officers

The officers of the Trust, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below.  The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055.  Each officer is an "interested person" of the Funds (as defined in the Investment Company Act) by virtue of that individual's position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2011
Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Chief Operating Officer of BlackRock's Global Client Group since 2009; Chief Operating Officer of BlackRock's U.S. Retail Group from 2006 to 2009; Head of BlackRock's Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock's U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock's U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011
Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2011	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2011	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

With the exception of the Chief Compliance Officer, officers receive no compensation from the Trust.  The Trust compensate the Chief Compliance Officer for his services as its Chief Compliance Officer.

Fund Management

Portfolio Manager Assets Under Management

The following table sets forth information about funds and accounts other than the BlackRock Resources & Commodities Strategy Trust for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of           , 2011 .

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts Assets for Which Advisory Fee is Performance-Based
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Portfolio Manager Compensation Overview

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base Compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.  Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Trust, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Trust or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.

BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation.  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan ("LTIP") — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.

Other Compensation Benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan ("RSP"), and the BlackRock Employee Stock Purchase Plan ("ESPP"). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another.  BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.  Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Trust by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  These policies also seek to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Proxy Voting Policies

The Board has delegated the voting of proxies for the Trust's securities to the Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Trust securities in the best interests of the Trust and its shareholders.  From time to time, a vote may present a conflict between the interests of the Trust’s shareholders, on the one hand, and those of the Advisor, or any affiliated person of the Trust or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Advisor’s clients.  If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is included as Appendix B to this Statement of Additional Information.  Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling (800) 441-7762; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Codes of Ethics

The Trust and the Advisors have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090.  These codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Other Information

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.  As of November 15 , 2010, Bank of America Corporation (“Bank of America”), through its subsidiary Merrill Lynch & Co. Inc. (“Merrill Lynch”) , Barclays Plc (“Barclays”), and The PNC Financial Services Group, Inc. (“PNC”) owned 0%, 2.3% and 25.3% , respectively, of the voting shares of BlackRock. In addition, Bank of America, Barclays, and PNC held economic interests in BlackRock of 7.1%, 19.7% and 20.3% , respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management.  Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment management agreement.  It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust.  Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account.  When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives.  In some cases, this system may adversely affect the price or size of the position obtainable for the Trust.  In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust.  It is the opinion of the Trust's Board that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Trust has received an exemptive order from the SEC permitting them to lend portfolio securities to their affiliates. Pursuant to that order, the Trust also has retained an affiliated entity of the Advisor as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Trust, invest cash collateral received by that Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Advisor or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Advisor or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Advisor’s waiver of a portion of its advisory fee.

It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading.  However, the annual portfolio turnover rate of the trust may be greater than 100%.  Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower.  Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

CONFLICTS OF INTEREST

Bank of America, through its subsidiary Merrill Lynch, Barclays and PNC each have a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc. under the Investment Company Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of Bank of America , Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities") (BAC Entities and Barclays Entities, collectively, the "BAC/Barclays Entities"), with respect to the

Trust and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. Bank of Americ a is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management.  BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, Bank of America , Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Trust, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Trust. These are considerations of which investors in the Trust should be aware, and which may cause conflicts of interest that could disadvantage the Trust and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Trust.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Trust and/or that engage in transactions in the same types of securities, currencies and instruments as the Trust. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a the Trust may invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Trust invests, which could have an adverse impact on the Trust's' performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Trust's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Trust.

When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Trust. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Trust, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Trust are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Trust, market impact, liquidity constraints, or other factors could result in the Trust receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Trust could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Trust to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Trust may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Trust has invested, and those activities may have an adverse effect on the Trust. As a result, prices, availability, liquidity and terms of the Trust's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Trust may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Trust's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Trust. Moreover, it is possible that the Trust will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Trust in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Trust's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of the Trust, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Trust in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Trust and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Trust. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Trust.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Trust should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Trust in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Trust, and such party may have no incentive to assure that the Trust obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Trust may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Trust invests or which may be based on the performance of the Trust. The Trust may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Trust.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Trust. To the extent affiliated transactions are permitted, the Trust will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by the Trust. The Trust's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Trust. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Trust as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Trust or its shareholders will be required, and no fees or other compensation payable by the Trust or its shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Trust, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Trust. The Trust will be required to establish business relationships with its counterparties based on the Trust's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with the Trust's establishment of its business relationships, nor is it expected that the Trust's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Trust's creditworthiness.

Under a securities lending program approved by the Board, the Trust has retained an Affiliate of BlackRock to serve as the securities lending agent for the Trust to the extent that the Trust participates in the securities lending program.  For these services, the lending agent may receive a fee from the Trust, including a fee based on the returns earned on the Trust’s investment of the cash received as collateral for the loaned securities.  In addition, one or more Affiliates may be among the entities to which the Trust may lend its portfolio securities under the securities lending program.

Purchases and sales of securities for the Trust may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Trust will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Trust. In addition, under certain circumstances, the Trust will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Trust, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Trust and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Trust based on the amount of brokerage commissions paid by the Trust and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Trust and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Trust. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Trust, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Management of the Trust — Proxy Voting Policies."

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of the Trust. Increasing the Trust's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Trust's expense ratio.

It is possible that the Trust may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. The Trust also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Trust and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for the Trust, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit the Trust's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Trust.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Trust. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Trust or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Trust or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Trust may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by the Trust's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Trust's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Trust's pricing vendors and/or fund accountants, there may be instances where the Trust's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Net Asset Value", when market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, the Trust's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset's "fair value," BlackRock seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what the Trust might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Trust's NAV. As a result, the Trust's sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Trust may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, the Trust, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Trust bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Trust. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Trust. To lessen the possibility that the Trust will be adversely affected by this personal trading, the Trust and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Trust's portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Trust, except that the Trust may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Trust as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Trust and/or BlackRock by the Securities and Exchange Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Trust to purchase and another client of BlackRock to sell, or the Trust, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Trust may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Trust may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Trust wishes to purchase or sell. However, if permitted by applicable law, the Trust may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Trust. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, in certain futures and derivative transactions, and to comply with certain provisions of the Investment Company Act that prohibit affiliated transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Trust or other client accounts to suffer disadvantages or business restrictions. These limitations may cause the Trust to invest in different portfolios than other BlackRock funds which may result in the Trust investing on less advantageous terms that such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Trust) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Trust), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Trust. This is because the custody arrangements with the Trust's custodian may have the effect of reducing custody fees when the Trust leave cash balances uninvested.  When a fund's actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock's portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, in addition to those described in this section, may give rise to additional conflicts of interest.

DESCRIPTION OF SHARES

Common Shares

The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The terms of preferred shares, if any, issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, would be determined by the Board (subject to applicable law and the Trust's Agreement and Declaration of Trust) if and when it authorizes a preferred shares offering.

If the Board determines to proceed with an offering of preferred shares, the terms of the preferred shares may be the same as, or different from, the terms described below, subject to applicable law and the Trust's Agreement and Declaration of Trust. The Board, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of any preferred shares then outstanding would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights

The Investment Company Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any preferred shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust" in the Trust's Prospectus. As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board anticipates that, except as otherwise indicated in the Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Trust

The terms of any preferred shares that may be offered are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase preferred shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

Other Shares

The Board (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of common shares and, depending on their terms, any preferred shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

REPURCHASE OF COMMON SHARES

The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Trust has preferred shares outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of any outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Trust of its common shares will decrease the Trust's net assets which would likely have the effect of increasing the Trust's expense ratio.  Any purchase by the Trust of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the Board may determine that, in the interest of the Trust and its shareholders, no action should be taken.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders.  This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect.  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below.  This discussion assumes that the Trust's shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors regarding the federal, state, local and foreign tax consequences of investing in the Trust.

Taxation of the Trust

The Trust intends to elect to be, and to qualify for special tax treatment afforded to, a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.

In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (i) derive in each taxable year at least 90% of its gross income from the following sources, which are referred herein as "Qualifying Income": (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in clause (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Trust's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust's total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Trust's investments in equity interests of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such MLP that would be Qualifying Income if earned directly by the Trust.

The Trust's investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Trust being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust intends to distribute annually all or substantially all of such income and gain.  If the Trust retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates.  In addition, if the Trust fails to qualify as a regulated investment company for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss).  However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to a tax on such amount at regular corporate tax rates.  If the Trust retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed net capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares by the excess of the amount described in clause (i) over the amount described in clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Trust level. To avoid the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Trust's shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a regulated investment company in a subsequent year, the Trust would be required to distribute to its shareholders its accumulated earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Trust as an additional tax. In addition, if the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Gain or loss on the sale of securities by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Certain of the Trust's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash (e.g., under the original issue discount rules), (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Trust will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

The MLPs in which the Trust intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes.  The cash distributions received by the Trust from an MLP may not correspond to the amount of income allocated to the Trust by the MLP in any given taxable year.  If the amount of income allocated by an MLP to the Trust exceeds the amount of cash received by the Trust from such MLP, the Trust may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a regulated investment company or avoiding U.S. federal income or excise taxes.  Accordingly, the Trust may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Trust expects that the income derived by the Trust from the MLPs in which it invests will be Qualifying Income.  If, however, an MLP in which the Trust invests is not a Qualified Publicly Traded Partnership, the income derived by the Trust from such investment may not be Qualifying Income and, therefore, could adversely affect the Trust's status as a regulated investment company.  The Trust intends to monitor its investments in MLPs to prevent to disqualification of the Trust as a regulated investment company.

The U.S. tax classification of the Canadian Royalty Trusts in which the Trust invests and the types of income that the Trust receives may have an impact on the Trust's ability to qualify as a regulated investment company.  In particular, securities issued by certain Canadian Royalty Trusts (such as Canadian Royalty Trusts which are grantor trusts for

U.S. federal income tax purposes) may not produce Qualifying Income.  Additionally, the Trust may be deemed to directly own the assets of each Canadian Royalty Trust, and, thus, may need to look to such assets when determining the Trust's compliance with the asset diversification rules applicable to regulated investment companies.  To the extent that the Trust holds such securities indirectly through investments in a taxable subsidiary formed by the Trust, those securities may produce Qualifying Income.  However, the net return to the Trust on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes.  The Trust intends to monitor its investments in the Canadian Royalty Trusts with the objective of maintaining its continued qualification as a regulated investment company.

Direct investments by a RIC in certain Commodity-Related Instruments generally do not, under IRS published guidance, produce Qualifying Income.  In a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly-owned subsidiary that invests in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes and fixed income securities serving as collateral for the contracts would constitute Qualifying Income.  The Trust intends to apply for a private letter ruling from the IRS confirming that income from the Trust's investment in the Subsidiary will constitute Qualifying Income for purposes of Subchapter M.  The Subsidiary will not invest in any Commodity-Related Instruments unless and until the Trust receives such a private letter ruling from the IRS.  There can be no assurance, however, that the IRS will issue such a ruling.

If the Trust receives such a ruling, investments in the Subsidiary are expected to provide the Trust with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS published guidance, as discussed below.  The Subsidiary (unlike the Trust) may invest without limitation in any Commodity-Related Instruments.

The Subsidiary will not be subject to U.S. federal income tax.  It will, however, be considered a controlled foreign corporation, and the Trust will be required to include as income annually amounts earned by the Subsidiary during that year.  Furthermore, the Trust will be subject to the distribution requirement applicable to a RIC on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Trust during the taxable year.

If the Trust invests in foreign securities, its income from such securities may be subject to non-U.S. Taxes. The Trust will not be eligible to elect to "pass through" to shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

Distributions paid by the Trust from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends"), whether paid in cash or reinvested in Trust shares, are generally taxable to you as ordinary income to the extent of the Trust's earnings and profits. Certain properly designated distributions may, however, qualify (provided that holding period and other requirements are met by both the Trust and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, for taxable years beginning on or before December 31, 2012, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.  There can be no assurance as to what portion of the Trust's distributions will qualify for the dividends received deduction or for treatment as qualified dividend income or as to whether the favorable tax treatment for qualified dividend income will be extended by Congress for taxable years beginning after 2012.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly reported by the Trust, regardless of the length of time the shareholder has owned common shares of the Trust. Net long-term capital gain of individuals is generally taxed at a reduced maximum rate.  For corporate taxpayers, net long-term capital gain is taxed at ordinary income rates.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) based upon the percentage of total dividends paid to each class for the tax year.  Accordingly, if the Trust issues preferred shares, then the Trust intends each year to allocate its ordinary income, net capital gain and other relevant items (if any) between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

If, for any calendar year, the Trust's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares, reducing that basis accordingly.  Such distributions exceeding the shareholder's basis will be treated as gain from the sale or exchange of the shares.  When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the Trust's common shares is gain subject to tax.  Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders measured by the difference between the sale price and the shareholder's tax basis in its shares. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Trust will be disallowed if the shareholder acquires other common shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder's sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Shareholders may be entitled to offset their capital gain distributions with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisers.

An investor should be aware that if Trust common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Trust common shares, in effect resulting in a taxable return of some of the purchase price.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Trust. Dividends and other distributions paid by the Trust are generally treated for U.S. federal income tax purposes as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Trust’s taxable year may be “spilled back” and treated as paid by the Trust (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally will be subject to U.S. federal withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below).  Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.  Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Trust's common shares.

In addition, after December 31, 2012, the Trust will be required to withhold at a rate of 30% on dividends in respect of, and gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Secretary of the Treasury. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of the legislation on their investment in our common stock.

For taxable years of the Trust beginning before January 1, 2012, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Trust's "qualified net interest income" (generally, the Trust's U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Trust's "qualified short-term capital gains" (generally, the excess of the Trust's net short-term capital gain over the Trust's long-term capital loss for such taxable year). Depending on its circumstances, however, the Trust may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Trust designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-exempt holders of the Trust's common shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding U.S. federal, state, local and foreign tax consequences of investing in the Trust.

INDEPENDENT AUDITORS' REPORT

[TO COME BY AMENDMENT]

See Notes to Financial Statements

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST
STATEMENT OF ASSETS AND LIABILITIES

[TO COME BY AMENDMENT]

See Notes to Financial Statements

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST
STATEMENT OF OPERATIONS

[TO COME BY AMENDMENT]

See Notes to Financial Statements

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST
STATEMENT OF CHANGES IN NET ASSETS

[TO COME BY AMENDMENT]

See Notes to Financial Statements

BLACKROCK RESOURCES & COMMODITIES STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS

[TO COME BY AMENDMENT]

APPENDIX A

General Characteristics and Risks
of Strategic Transactions

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Prospectus, the Trust may engage in Strategic Transactions.  The Trust may engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur.  The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC.  Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

A-1

Futures Contracts and Related Options

Characteristics.  The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.  At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures.  The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Board at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.  The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Segregation and Cover Requirements.  Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease.  The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions Present Certain Risks.  With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

A-2

Regulatory Considerations.  The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

A-3

APPENDIX B

Proxy Voting Policies

For The BlackRock-Advised Funds

December, 2009

I.	Introduction	B-2
II.	Proxy Voting Policies	B-3
	A. Boards of Directors	B-3
	B. Auditors	B-3
	C. Compensation and Benefits	B-3
	D. Capital Structure	B-3
	E. Corporate Charter and By-Laws	B-3
	F. Environmental and Social Issues	B-3
III.	Conflicts Management	B-4
IV.	Reports to the Board	B-4

I. Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. Registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy.  The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy.  BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds.  The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund.  In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. Securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund.  BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.  When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. Proxy Voting Policies

A.	Boards of Directors

   The Funds generally support the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

   These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.	Compensation and Benefits

   These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

    These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.	Environmental and Social Issues

   These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. Conflicts Management

    BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. Reports To the Board

    BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C

Other Information
Item 25.  Financial Statements And Exhibits

(1)	Financial Statements
Part A—None
Part B—Statement of Assets and Liabilities (+)
(2)	Exhibits
The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement.  These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of "materiality" that are different from "materiality" under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Trust acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.
(a)	Amended and Restated Agreement and Declaration of Trust ( * )
(b)	By-Laws ( * )
(c)	Inapplicable
(d)	Form of Specimen Certificate (+)
(e)	Dividend Reinvestment Plan (+)
(f)	Inapplicable
(g)	(1) Investment Management Agreement (+)
(g)	(2) Sub-Investment Management Agreement (+)
(h)	Form of Underwriting Agreement (+)
(i)	Form of the BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan (+)
(j)	Custodian Agreement (+)
(k)	Transfer Agency Agreement (+)
(l)	Opinion and Consent of Counsel to the Trust (+)

Part C-1

(m)	Inapplicable
(n)	Consent of Independent Public Accountants (+)
(o)	Inapplicable
(p)	Initial Subscription Agreement (+)
(q)	Inapplicable
(r)	(1) Code of Ethics of Trust (+)
(r)	(2) Code of Ethics of Advisor and Sub-Advisor (+)
(s)	Powers of Attorney ( * )
____________________
*	Filed herewith.
(+)	To be filed by amendment.
Item 26.  Marketing Arrangements

Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

Item 27.  Other Expenses Of Issuance And Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fee	$
NYSE listing fee	$
Printing (other than certificates)	$
Engraving and printing certificates	$
Accounting fees and expenses	$
Legal fees and expenses	$
FINRA fee	$
Miscellaneous	$
Total	$

Part C-2

Item 28.  Persons Controlled By Or Under Common Control With The Registrant

Once the BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (“Subsidiary”) is formed, the Registrant will wholly own and control the Subsidiary.  The Subsidiary will be a company organized under the laws of the Cayman Islands.  The Subsidiary has not yet been formed as of the date of this filing.  The Subsidiary’s financial statements will be included on a consolidated basis in the Registrant's annual and semi-annual reports to shareholders.

Item 29.  Number Of Holders Of Shares

As of              , 2011

Title Of Class	Number of Record Holders
Shares of Beneficial Interest

Item 30.  Indemnification

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc.  No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust.  Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.  No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.  If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.  Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification.  (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").  Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.  The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.  No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Part C-3

(b)    Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither ''interested persons'' of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding (''Disinterested Non-Party Trustees''), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder.  All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)    The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met.  In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)    The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are ''disinterested persons'' (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

(e)    Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees.  No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Trust Instruments, etc.  No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent.  Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust.  The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

5.5 Reliance on Experts, etc.  Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with

Part C-4

reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Reference is made to Section     of the underwriting agreement to be filed as Exhibit (h)to this Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business And Other Connections Of Investment Advisor

Not Applicable

Item 32.  Location Of Accounts And Records

The Registrant's and the Subsidiary's accounts, books and other documents will be located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of The Bank of New York Mellon , the Registrant's and the Subsidiary's Custodian, and the Registrant's Transfer Agent.

Item 33.  Management Services

Not Applicable

Item 34.  Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its Prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

Part C-5

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

Part C-6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the  11th day of February 2011 .

BlackRock Resources & Commodities Strategy Trust

By:	/s/ John Perlowski
John Perlowski
President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities below and on the  11th  day of February 2011 .

SIGNATURE	TITLE
/s/ John Perlowski	President and Chief Executive Officer (Principal Executive Officer)
John Perlowski

/s/ Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)
Neal J. Andrews

/s/ Richard E. Cavanagh*	Trustee
Richard E. Cavanagh

/s/ Karen Robards*	Trustee
Karen Robards
/s/ Kathleen F. Feldstein*	Trustee
Kathleen F. Feldstein
/s/ Frank J. Fabozzi*	Trustee
Frank J. Fabozzi
/s/ Jerrold B. Harris*	Trustee
Jerrold B. Harris
/s/ R. Glenn Hubbard*	Trustee
R. Glenn Hubbard
/s/ W. Carl Kester*	Trustee
W. Carl Kester
/s/ James T. Flynn*	Trustee
James T. Flynn

/s/ Richard S. Davis*	Trustee
Richard S. Davis
/s/ Henry Gabbay*	Trustee
Henry Gabbay

By: /s/ John Perlowski*
John Perlowski, as Attorney-in-Fact

Index to Exhibits

(a)	Agreement and Declaration of Trust
(b)	By-Laws
(s)	Power of Attorney